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EXHIBIT 4.7.1(mm)

Upon recording, return to:
Ms. Shawne M. Keenan
Sutherland Asbill & Brennan LLP
999 Peachtree Street, N.E.
Atlanta, Georgia 30309-3996

PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES,
COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION),
GRANTOR,
to
U.S. BANK NATIONAL ASSOCIATION,
TRUSTEE

THIRTY-EIGHTH SUPPLEMENTAL
INDENTURE

Relating to the
Amendments to the Retained Indebtedness Note
Dated as of May 1, 2007

FIRST MORTGAGE OBLIGATIONS

NOTE TO THE CLERK OF SUPERIOR COURT AND TAX COMMISSIONER: THIS INSTRUMENT IS A MODIFICATION OF AN OBLIGATION UNDER THE EXISTING INDENTURE. THIS INSTRUMENT DOES NOT INCREASE THE PRINCIPAL BALANCE OF ANY OBLIGATION UNDER THE EXISTING INDENTURE. PURSUANT TO O.C.G.A. § 48-6-65(A), NO ADDITIONAL INTANGIBLE TAX IS DUE UPON THE RECORDING OF THIS INSTRUMENT. ALL INTANGIBLE RECORDING TAXES DUE IN CONNECTION WITH ALL OBLIGATIONS SECURED BY THE EXISTING INDENTURE HAVE PREVIOUSLY BEEN PAID.

        THIS THIRTY-EIGHTH SUPPLEMENTAL INDENTURE, dated as of May 1, 2007, is between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia, as Grantor (hereinafter called the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as Trustee (in such capacity, the "Trustee").

        WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (hereinafter called the "Original Indenture") for the purpose of securing its Existing Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Original Indenture (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture);

        WHEREAS, the Original Indenture has heretofore been amended and supplemented by thirty-seven Supplemental Indentures (the Original Indenture, as heretofore, hereby and hereafter supplemented and modified, being herein sometimes called the "Indenture"), and the Original Indenture and the thirty-seven Supplemental Indentures have been recorded as set forth on Schedule 1;

        WHEREAS, that certain Retained Indebtedness Note, dated as of March 1, 1997 (the "Retained Indebtedness Note"), made by the Company to the Federal Financing Bank ("FFB") in the original face principal amount of $2,637,781,327.45 is an Outstanding Obligation under the Indenture;

        WHEREAS, the Company, FFB and the United States of America, acting by and through the Administrator of the Rural Utilities Service ("RUS") desire to enter into those certain Agreements Amending Note, each dated as of May 22, 2007 (each, an "Agreement Amending Note" and collectively, the "Agreements Amending Note"; capitalized terms used herein and not otherwise defined herein or in the Original Indenture shall have the meanings given such terms in the applicable Agreement Amending Note), substantially in the forms attached hereto as Exhibits B through G;

        WHEREAS, each Agreement Amending Note amends the Retained Indebtedness Note (the Retained Indebtedness Note as amended by such Agreements Amending Note, the "Amended Retained Indebtedness Note"), by providing the Company with the option to extend the final maturity date of the unpaid principal balance of those advances under the Retained Indebtedness Note that are specified on Schedule 1 of such Agreement Amending Note (each, a "Designated Advance") to a new final maturity date (the "New Final Maturity Date") specified therein;

        WHEREAS, to extend the final maturity date of any Designated Advance, the Company must elect to extend such advance by submitting to RUS an Election Notice and the other terms and conditions specified in the applicable Agreement Amending Note to effect such extension must be satisfied;

        WHEREAS, from and after the Final Maturity Extension Effective Date with respect to any Designated Advance, the final maturity date will be extended to the New Final Maturity Date and the provisions of Article II of the applicable Agreement Amending Note will govern such Designated Advance;

        WHEREAS, Section 12.2 A of the Original Indenture provides that, with the consent of all the Holders of the Outstanding Obligation affected thereby (which consent is evidenced by an Act of Holders pursuant to Section 1.2 of the Original Indenture), the Company and the Trustee may enter into a Supplemental Indenture changing the Stated Maturity of the principal of such Outstanding Obligation;

        WHEREAS, pursuant to Section 1.20 of the Original Indenture, RUS is the Holder of the Retained Indebtedness Note because such Retained Indebtedness Note is guaranteed by the United States of America pursuant to the Rural Electrification Act of 1936, as amended;

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        WHEREAS, as the sole Holder of the Retained Indebtedness Note, RUS has executed and delivered the Act of the Holder included in this Thirty-Eighth Supplemental Indenture to the Company and the Trustee in accordance with Section 1.2 of the Original Indenture;

        WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to make the Agreements Amending Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid, binding and legal obligations of the Company, to secure under the Indenture the payment of the principal of (and premium, if any) and interest on the Amended Retained Indebtedness Note, and to constitute the Indenture a valid and binding lien for the security of the Amended Retained Indebtedness Note, in accordance with its terms, have been done and taken; and the execution and delivery of this Thirty-Eighth Supplemental Indenture has been in all respects duly authorized by the Company.

        NOW, THEREFORE, THIS THIRTY-EIGHTH SUPPLEMENTAL INDENTURE WITNESSES, that, to amend the Retained Indebtedness Note pursuant to the terms of the Agreements Amending Note, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, including the Amended Retained Indebtedness Note, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture, to secure performance of the covenants therein and herein contained, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property or Excludable Property) of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Original Indenture, wherever located, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all property described in Exhibit A attached hereto, subject to all exceptions, reservations and matters of the character referred to in the Indenture, and does grant a security interest therein for the purposes expressed herein and in the Original Indenture subject in all cases to Sections 5.2 and 11.2 B of the Original Indenture and to the rights of the Company under the Original Indenture, including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as "Excepted Property" or "Excludable Property" in the Original Indenture to the extent contemplated thereby.

        PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Original Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Paragraphs A through H, inclusive, of "Excepted Property" in the Original Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L, N and P of "Excepted Property" in the Original Indenture (excluding the property described in Section 2 of Exhibit B in the Original Indenture), upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture.

        The Company may, however, pursuant to the Granting Clause Third of the Original Indenture, subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property.

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        TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust herein created by the Indenture, forever.

        SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Original Indenture as to property hereafter acquired (a) any duly recorded or perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof.

        BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms.

        UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article V of the Original Indenture, and not in limitation of the rights elsewhere provided in the Original Indenture, including the rights set forth in Article V of the Original Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate.

        THE INDENTURE, INCLUDING THIS THIRTY-EIGHTH SUPPLEMENTAL INDENTURE, is intended to operate and is to be construed as a deed passing title to the Trust Estate and is made under the provisions of the laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust, and is given to secure the Outstanding Secured Obligations. Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants contained in the Indenture in a timely manner, then the Indenture shall be canceled and surrendered.

        AND IT IS HEREBY COVENANTED AND DECLARED that the Agreements Amending Note are to be authenticated and delivered to amend the Retained Indebtedness Note and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows:

ARTICLE I

THE AGREEMENTS AMENDING NOTES

Section 1.1    Retained Indebtedness Note Amended by Agreements Amending Note

        The Retained Indebtedness Note will be amended by the Agreements Amending Note upon their execution and delivery by the Company, FFB and RUS and upon the authentication thereof by the Trustee.

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        Pursuant to the terms of each Agreement Amending Note, the Company may elect to extend the final maturity date of the unpaid principal balance of those Designated Advances identified in such Agreement Amending Note. To extend the final maturity date of any Designated Advance, the Company must submit an Election Notice to RUS and the other terms and conditions specified in the applicable Agreement Amending Note must be satisfied.

        From and after the Final Maturity Extension Effective Date with respect to any Designated Advance, the final maturity date will be extended to the New Final Maturity Date specified in the applicable Agreement Amending Note and the provisions of Article II of such Agreement Amending Note will govern such Designated Advance.

Section 1.2    Form of the Agreements Amending Note.

        A.    Agreement No. 1 Amending Note

        The Agreement Amending Note relating to a New Final Maturity Date of December 31, 2029 (the "Agreement No. 1 Amending Note") and the Trustee's certificate of authentication for the Agreement No. 1 Amending Note shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        B.    Agreement No. 2 Amending Note

        The Agreement Amending Note relating to a New Final Maturity Date of December 31, 2030 (the "Agreement No. 2 Amending Note"), and the Trustee's certificate of authentication for the Agreement No. 2 Amending Note shall be substantially in the form of Exhibit C attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        C.    Agreement No. 3 Amending Note

        The Agreement Amending Note relating to a New Final Maturity Date of December 31, 2031 (the "Agreement No. 3 Amending Note") and the Trustee's certificate of authentication for the Agreement No. 3 Amending Note shall be substantially in the form of Exhibit D attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        D.    Agreement No. 4 Amending Note

        The Agreement Amending Note relating to a New Final Maturity Date of December 31, 2033 (the "Agreement No. 4 Amending Note") and the Trustee's certificate of authentication for the Agreement No. 4 Amending Note shall be substantially in the form of Exhibit E attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        E.    Agreement No. 5 Amending Note

        The Agreement Amending Note relating to a New Final Maturity Date of December 31, 2034 (the "Agreement No. 5 Amending Note") and the Trustee's certificate of authentication for the Agreement No. 5 Amending Note shall be substantially in the form of Exhibit F attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

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        F.     Agreement No. 6 Amending Note

        The Agreement Amending Note relating to a New Final Maturity Date of December 31, 2037 (the "Agreement No. 6 Amending Note") and the Trustee's certificate of authentication for the Agreement No. 6 Amending Note shall be substantially in the form of Exhibit G attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

ARTICLE II

MISCELLANEOUS

        Section 2.1    This Thirty-Eighth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and the Original Indenture, as heretofore supplemented and as hereby supplemented and modified, is hereby confirmed. Except to the extent inconsistent with the express terms hereof, all of the provisions, terms, covenants and conditions of the Indenture shall be applicable to the Amended Retained Indebtedness Note to the same extent as if specifically set forth herein. All references herein to Sections, definitions or other provisions of the Original Indenture shall be to such Sections, definitions and other provisions as they may be amended or modified from time to time pursuant to the Indenture.

        Section 2.2    All recitals in this Thirty-Eighth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Original Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

        Section 2.3    Whenever in this Thirty-Eighth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Original Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Thirty-Eighth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

        Section 2.4    Nothing in this Thirty-Eighth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Thirty-Eighth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Thirty-Eighth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations.

        Section 2.5    This Thirty-Eighth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

        Section 2.6    To the extent permitted by applicable law, this Thirty-Eighth Supplemental Indenture shall be deemed to be a Security Agreement and Financing Statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the

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Uniform Commercial Code, as adopted or hereafter adopted in one or more of the states in which any part of the properties of the Company are situated. The mailing address of the Company, as debtor is:

2100 East Exchange Place P. O. Box 1349 Tucker, Georgia 30085-1349,
and the mailing address of the Trustee, as secured party, is:
U.S. Bank National Association Attention: Corporate Trust Services 1349 West Peachtree Street, NW Suite 1050, Two Midtown Plaza Atlanta, Georgia 30309

[Signatures on Next Page]

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        IN WITNESS WHEREOF, the parties hereto have caused this Thirty-Eighth Supplemental Indenture to be duly executed under seal as of the day and year first written above.

Company:	OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia
	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer
Signed, sealed and delivered by the Company in the presence of:	Attest:	/s/ PATRICIA N. NASH Patricia N. Nash Secretary
/s/ ANNE F. APPLEBY Witness		[CORPORATE SEAL]
/s/ JOAN BRENNER Notary Public
(Notarial Seal)
My commission expires:	9/28/09

[Signatures Continued on Next Page]

[Signatures Continued from Previous Page]

Trustee:	U.S. BANK NATIONAL ASSOCIATION, a national banking association
Signed, sealed and delivered by the Trustee in the Presence of:	By:	/s/ JACK ELLERIN Jack Ellerin Vice President
/s/ FELICIA POWELL Witness
/s/ SYRA I. ARZU Notary Public
(Notarial Seal)
My commission expires:	11/16/09

[Signatures Continued on Next Page]

Act of the Holder

        Pursuant to Sections 1.2, 1.20, and 12.2 A of the Original Indenture, RUS, as Holder of the Retained Indebtedness Note, does hereby consent to and approve the terms of this Thirty-Eighth Supplemental Indenture, and this Act is delivered to the Company and the Trustee.

RUS:	United States of America, acting through the Administrator of the Rural Utilities Service
	By:	/s/ CURTIS M. ANDERSON Curtis M. Anderson Acting Administrator
Signed and delivered In the presence of:
/s/ DESHAUNTA L. FRANKLIN Notary Public
(Notarial Seal)
My commission expires:	9/30/10

Exhibit A

        All property of the Company in the Counties of Appling, Ben Hill, Burke, Carroll, Clarke, Cobb, DeKalb, Floyd, Heard, Jackson, Monroe, Talbot and Toombs, State of Georgia.

Exhibit B

[Form of Agreement No. 1 Amending Note]

FOR FFB USE ONLY:
Note Identifier:

Purchase Date:

FOR RUS USE ONLY:
RUS Note Number:
Date of Original Note		..(1)
Maximum Principal Amount of Original Note		..
New Final Maturity Date	December 31, 2029.
Security Instrument

(1)
In the case of a refinancing note, the date of the refinancing note.

AGREEMENT AMENDING NOTE made as of
                             , by and among

  (the "Borrower"), a                                    duly organized and existing under the laws of the State of                                    ; the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America; and the ADMINISTRATOR of the RURAL UTILITIES SERVICE ("RUS"), a Rural Development agency in the United States Department of Agriculture, successor to the Administrator of the Rural Electrification Administration ("REA").

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PART I

DESCRIPTION OF ORIGINAL NOTE;
PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION

1.     Agreement Amending Note.

        (a)   This Agreement Amending Note amends and modifies the particular promissory note made by the Borrower payable to FFB bearing the date specified at the top of page 1 of this Agreement Amending Note and in the maximum principal amount specified at the top of page 1 of this Agreement Amending Note (such promissory note being the "Original Note," and the Original Note (which may be a refinancing note), as it may have heretofore been amended, modified, supplemented (including, without limitation, by a substitute note), or restated, being the "Existing Note"), which Existing Note has heretofore been fully guaranteed by either the Administrator of RUS or his predecessor, the Administrator of REA, as the case may be.

        (b)   The respective terms of the Existing Note shall remain in full force and effect as to each "Advance" (as that term is defined in the Existing Note) that is, as of the date of this Agreement Amending Note, outstanding under and evidenced by the Existing Note until the the effective date of any extension of the final maturity of such Advance, as provided in paragraph 2 of this Part I.

2.     Final Maturity Extension Election.

        (a)   For so long as section 316 of the Rural Electrification Act of 1936 (7 U.S.C. § 940f), as such provision was added by section 774 of the Agriculture, Rural Development, Food and Drug Administration, and Related Agencies Appropriations Act, 2006 (Pub. L. No. 109-97) (such provision being the "Final Maturity Extension Authority"), shall be in effect, and subject to the terms and conditions of this Part I, the Borrower may elect to extend the final maturity of the unpaid principal balance of each of the Advances specified on Schedule I of this Agreement Amending Note (such Advances being, collectively, the "Designated Advances," and each such Advance being, individually, a "Designated Advance"), and have the terms of Part II of this Agreement Amending Note govern each of the Designated Advances (any such an election being a "Final Maturity Extension Election"). As provided in the Final Maturity Extension Authority, the Borrower may make only one Final Maturity Extension Election for the Designated Advances.

        (b)   By executing this Agreement Amending Note, RUS acknowledges that the Borrower has tendered to RUS the amount of the fee that is required by the terms of the Final Maturity Extension Authority in connection with extending the final maturity of the outstanding principal balances of the Designated Advances.

3.     Conditions to Final Maturity Extension Election.

        The terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances if and when all of the following conditions shall have been satisfied:

        (a)   The Borrower shall have delivered to RUS a notice, in the form of notice attached hereto as Exhibit A, that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances (such notice being an "Election Notice"), which notice shall:

          (1)   identify the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election;

          (2)   specify the date on which the Borrower requests that the final maturity extension of the unpaid principal balances of the Designated Advances become effective, being also the date on

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  which the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances (such date being the "Requested Effective Date"), which date:

            (A)  may be either (i) any day on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a "Business Day") occurring during the first 2 months of any calendar quarter, or (ii) the last day of any calendar quarter (the last day of each calendar quarter being a "Payment Date");

            (B)  shall not be earlier than 5 Business Days after FFB has delivered notice to RUS that this Agreement Amending Note has been accepted by FFB;

            (C)  shall not be earlier than the date of such Election Notice;

            (D)  shall not be earlier than 5 Business Days after the Borrower has delivered the Election Notice to RUS; and

            (E)  shall not be later than the first anniversary of the date of this Agreement Amending Note first above written.

        (b)   RUS shall have:

          (1)   determined that all limitations, conditions, and requirements of the Final Maturity Extension Authority have been satisfied; and

          (2)   completed processing the Borrower's Final Maturity Extension Election.

        (c)   FFB shall have received from RUS not less than 5 Business Days before the respective Requested Effective Date a notice, in the form of notice prescribed by FFB, that RUS has completed processing of the Borrower's Final Maturity Extension Election (any such notice being an "Election Processing Completion Notice").

        (d)   If (1) FFB has received from RUS an Election Processing Completion Notice with respect to the Designated Advances; and (2) FFB determines that the aggregate discounted present value to FFB of the Designated Advances will be less after the final maturity extension than the aggregate discounted present value to FFB of the Designated Advances before the final maturity extension, as of the Requested Effective Date, then RUS shall have tendered to FFB, on the respective Requested Effective Date, an amount equal to the reduction in the aggregate discounted present value of the Designated Advances by an internal transfer of funds on the books of the United States Department of the Treasury. The aggregate discounted present value of the Designated Advances shall be calculated by FFB as of the close of business on the second Business Day before the Requested Effective Date using standard calculation methods of the United States Department of the Treasury, and the determination by FFB of the amount payable by RUS to FFB shall be final.

4.     Borrower's Agreement Regarding Election Processing Completion Notices.

        The Borrower hereby agrees that FFB, for its purposes, may consider any Election Processing Completion Notice delivered by RUS to FFB in accordance with Part I of this Agreement Amending Note to be an accurate representation that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances identified therein and evidence that RUS has completed processing that Final Maturity Extension Election.

5.     Final Maturity Extension Effective Date; Advances Governed by Part II.

        (a)   If an Election Processing Completion Notice is received by FFB at least 5 Business Days before the Requested Effective Date specified by the Borrower in the respective Election Notice, and

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all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on such Requested Effective Date (in such event, the Requested Effective Date being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

        (b)   If an Election Processing Completion Notice is not received by FFB at least 5 Business Days before the respective Requested Effective Date, but all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice (in such event, the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

6.     Rescissions of Final Maturity Extension Elections.

        The Borrower may rescind a Final Maturity Extension Election made with respect to the Designated Advances only in accordance with the provisions of this paragraph 6. For a rescission of a Final Maturity Extension Election to be effective, both FFB and RUS must have received from the Borrower, not later than 3:30 p.m. (Washington, DC, time) 2 Business Days before the respective Requested Effective Date, a written notice specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election (which must be all of the Designated Advances specified in the related Election Notice). The written rescission notice may be delivered by facsimile transmission to FFB at (202) 622-0707, and to RUS at (202) 720-1401, or at such other facsimile number or numbers as FFB and RUS may from time to time communicate to the Borrower. In specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election, the Borrower must recite in the written rescission notice both the FFB advance identifier for each of the Designated Advances (as specified for such Designated Advance in Schedule I attached hereto) and the RUS account number for each of the Designated Advances.

7.     Amount Due on First Payment Date After Effective Date.

        For the Designated Advances with respect to which the Borrower makes a Final Maturity Extension Election:

        (a)   if the Borrower has specified in the related Election Notice a Business Day occurring during the first 2 months of any calendar quarter to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for the Designated Advances shall be an amount that is equal to a full quarterly payment that is

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due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

        (b)   if the Borrower has specified in the related Election Notice the first immediately following Payment Date to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the amount that is due and payable on that Payment Date shall be an amount that is equal to a full quarterly payment that is due in accordance with the payment schedule that applied to such Designated Advance immediately before such Final Maturity Extension Effective Date; and

          (2)   the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Designated Advance shall be an amount that is equal to a full quarterly payment that is due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

8.
Application of Final Maturity Extension Authority Fee Paid by Borrower in event that Final Maturity Extension Does Not Become Effective.

        In the event that the conditions that apply to making a Final Maturity Extension Election for the Designated Advances are not satisfied for any reason, and the final maturity of the outstanding principal balances of the Designated Advances is not extended, then the fee paid by the Borrower to RUS pursuant to the Final Maturity Extension Authority for extending the final maturity of the Designated Advances shall be applied by RUS on the first Payment Date to occur thereafter toward the next payment due on the Designated Advances. No interest shall be earned or paid on the amount of the fee paid by the Borrower for the time that RUS holds the fee.

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PART II

TERMS APPLICABLE TO EXTENDED ADVANCES

1.     Promise to Pay.

        FOR VALUE RECEIVED, the Borrower (which term includes any successors or assigns) promises to pay FFB (which term includes any successors or assigns) at the time, in the manner, and with interest at the rates hereinafter provided, the principal amount of the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election, as provided in paragraph 2 of Part I of this Agreement Amending Note (each Designated Advance with respect to which the Borrower has made a Final Maturity Extension Election being, from and after the Final Maturity Extension Effective Date for such Final Maturity Date Election, an "Extended Advance," and more than one such Outstanding Advance being "Extended Advances").

2.     Principal Amount of Extended Advances.

        The principal amount of each Extended Advance governed by this Part II shall be the unpaid principal balance of the respective Designated Advance, as determined by FFB as of the respective Final Maturity Extension Effective Date.

3.     New Final Maturity Date for Extended Advances.

        Each Extended Advance governed by this Part II shall mature on the date specified on page 1 of this Agreement Amending Note as the "New Final Maturity Date" (such date being the "New Final Maturity Date" for such Extended Advance).

4.
Interest Rate and Applicable Fee for Extended Advances; Computation of Interest.

        (a)   The interest rate applicable to each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance governed by this Part II shall be the same interest rate that was applicable and, if the Original Note is a refinancing note, the same fee that was applicable to the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

        (b)   Subject to paragraph 8 of this Part II, interest on each Extended Advance and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance shall accrue and be computed in the same manner as interest and, if the Original Note is a refinancing note, the fee accrued and were computed on the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

5.     Payment of Interest and, if Applicable, Refinancing Note Fee.

        Interest accrued on the outstanding principal amount of each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the applicable fee accrued on the outstanding principal amount of each Extended Advance governed by this Part II shall be due and payable on each Payment Date, commencing on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance up through and including the New Final Maturity Date for such Extended Advance.

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6.     Payment of Principal.

        The principal amount of each Extended Advance governed by this Part II shall be payable in accordance with the following provisions:

        (a)   Principal payments on each Extended Advance shall begin on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance and shall be made on each subsequent Payment Date until such Extended Advance is paid in full on or before the New Final Maturity Date.

        (b)   The amount of each quarterly payment of principal, interest, and, if the Original Note is a refinancing note, the applicable fee shall be newly computed as of the Final Maturity Extension Effective Date, so that the amount of each such quarterly payment consisting of a principal installment and accrued interest and, if the Original Note is a refinancing note, accrued applicable fee due and payable on the first Payment Date occurring immediately after the Final Maturity Extension Effective Date is substantially equal the amount of every other quarterly payment ("level debt service"). With respect to each Extended Advance, the newly computed level quarterly payments of principal, accrued interest, and, if the Original Note is a refinancing note, the applicable fee shall be paid on each Payment Date occurring after the Final Maturity Extension Effective Date, beginning with the first Payment Date occurring immediately after the Final Maturity Extension Effective Date for such Extended Advance and ending on the New Final Maturity Date.

        (c)   The aggregate of all quarterly payments on such Extended Advance shall be such as will pay the entire principal amount of such Extended Advance, and all interest and, if the Original Note is a refinancing note, the applicable fee accrued thereon, on or before the New Final Maturity Date.

7.     Business Days.

        (a)   Whenever any Payment Date or the New Final Maturity Date shall fall on a day that is not a Business Day, the payment that would otherwise be due on such Payment Date or the New Final Maturity Date, as the case may be, shall be due on the first Business Day thereafter.

        (b)   In the event that any Payment Date for any Extended Advance falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be included in computing interest in connection with such payment and excluded in connection with the next payment.

        (c)   In the event that the New Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on the New Final Maturity Date shall be included in computing interest in connection with such payment.

8.     Late Charges.

        (a)   In the event that any payment of any amount owing on account of any Extended Advance governed by this Part II is not made when and as due (any such amount being then an "Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the "Late Charge") computed in accordance with this subparagraph (a).

          (1)   The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 7 of this Part II) to the actual date on which payment is made.

          (2)   The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 7 of this Part II) to (and including) the date on which payment is made, and (B) a year

8

  of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

          (3)   The Late Charge shall accrue at a rate (the "Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

          (4)   The initial Late Charge Rate shall be in effect until the earlier to occur of either (a) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of accrued Late Charge are not paid on or before the next such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made.

        (b)   Nothing in subparagraph (a) of this paragraph 8 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of all Extended Advances governed by this Part II on the dates specified in this Part II.

9.     Final Due Date.

        Notwithstanding anything in this Agreement Amending Note to the contrary, all amounts outstanding under this Agreement Amending Note on account of each Extended Advance governed by this Part II, which amounts remain unpaid as of the new Final Maturity Date, shall be due and payable on the new Final Maturity Date.

10.   Application of Payments.

        Each payment made on any Extended Advance governed by this Part II shall be applied first to the payment of any Late Charge payable under paragraph 8 of this Part II, then to the payment of any premium payable under paragraph 11 of this Part II, then to the payment of accrued interest and the applicable fee payable under paragraph 4 of this Part II, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 2 of Part III of this Agreement Amending Note.

11.   Prepayment Privileges and Refinancing Privileges.

        The prepayment privileges applicable to each Extended Advance governed by this Part II shall be the same prepayment privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note. If the Existing Note included refinancing privileges applicable to the Designated Advances, the refinancing privileges applicable to each Extended Advance governed by this Part II shall be the same refinancing privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note.

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PART III

GENERAL

1.     Payment by Electronic Funds Transfer.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, each payment on each Extended Advance shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York, or such other account as may be specified from time to time by FFB or by RUS, as loan servicing agent for FFB.

2.     Loan Servicing Expense Fee.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, the Borrower agrees to pay FFB an annual loan servicing expense fee, assessed by FFB pursuant to section 6(c) of the FFB Act, in the amount of one one-thousandth of one percent (0.00001) of the aggregate unpaid principal balance of all Extended Advances on December 31 of each year. The loan servicing expense fee for each year shall be due and payable by the Borrower on the March-31 Payment Date of the immediately following year, after taking into account any payment made on the December-31 Payment Date of the respective year.

3.     No Novation.

        This Agreement Amending Note shall not be deemed, construed, or interpreted for any purpose to be a novation of the Existing Note.

4.     Security Instrument; RUS as "Holder" of Agreement Amending Note for Purposes of the Security Instrument.

        This Agreement Amending Note shall be included as one of several notes entitled to the benefits and security of the particular security instrument or instruments specified on page 1 of this Agreement Amending Note (such security instrument or instruments, as it or they may have heretofore been, and as it or they may hereafter be, amended, supplemented, restated, or consolidated from time to time in accordance with its or their terms, being, collectively, the "Security Instrument"), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to REA, predecessor to RUS, or to RUS, as the case may be, as set forth in the Security Instrument. For purposes of the Security Instrument, RUS shall be considered to be, and shall have the rights, powers, privileges, and remedies of, the holder of this Agreement Amending Note.

5.     Existing Note Remains In Effect.

        Excepted as modified herein, the Existing Note shall remain in full force and effect until all amounts due and payable thereunder have been paid in full.

6.     RUS Guarantee Remains In Effect.

        Notwithstanding the modification to the Existing Note made by this Agreement Amending Note, the Administrator of RUS hereby confirms that the guarantee set forth at the end of the Existing Note, as modified herein, shall remain in full force and effect.

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7.     Further Amendments to Existing Note and this Agreement Amending Note.

        To the extent not inconsistent with applicable law, the Existing Note and this Agreement Amending Note, for so long as FFB is the holder thereof, shall be subject to further modification by such additional amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

8.     Effective Date of this Agreement Amending Note.

        This Agreement Amending Note shall not become effective until it has been executed by all of the Borrower, FFB, and the Administrator of RUS. When this Agreement Amending Note has been so executed, it shall become effective as of the date first above written.

9.     Severability.

        Any provision of this Agreement Amending Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

10.   Headings.

        The descriptive headings of the various paragraphs and subparagraphs of this Agreement Amending Note were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

11.   Counterparts.

        This Agreement Amending Note may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

12.   Incorporation of Exhibits and Schedules.

        Schedule I attached hereto (a listing of the "Designated Advances") and Exhibit A attached hereto (the form of "Election Notice") collectively form an integral part of this Agreement Amending Note, and are incorporated herein by reference.

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        IN WITNESS WHEREOF, the Borrower has caused this Agreement Amending Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, and FFB and the Administrator of RUS have each caused this Agreement Amending Note to be executed by their respective duly authorized officials.

SEAL:
OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
ATTEST:
By:		By:
Name:	Patricia N. Nash	Name:	Thomas A. Smith
Title:	Secretary	Title:	President and Chief Executive Officer
FEDERAL FINANCING BANK
By:
		Name:	Roger Kodat
		Title:	Vice President and Treasurer
UNITED STATES OF AMERICA, acting through the Administrator of the Rural Utilities Service
By:
Name:
Title:

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        The Retained Indebtedness Note referred to herein, as amended by this Agreement Amending Note, is one of the Obligations referred to in the Indenture, dated as of March 1, 1997, by Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee.

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:	Vice President

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SCHEDULE I

DESIGNATED ADVANCES

SCHEDULE I

THE "DESIGNATED ADVANCES"

FFB Advance Identifier	RUS Account Number	Original Advance Date(1)	Principal Amount(2)	Current Final Maturity Date
0012 0001	H0010	01/16/75	$122,338,966.13	12/31/09
0012 0006	H0040	06/13/75	11,731,590.04	12/31/09
0012 0087	H0055	08/15/75	48,961,075.56	12/31/09
0012 0061	H0060	09/02/75	4,293,165.21	12/31/09
0012 0062	H0065	09/30/75	4,209,161.01	12/31/09
0012 0064	H0075	12/01/75	1,832,345.81	12/31/09
0012 0009	H0140	12/01/76	1,619,925.69	01/03/11
0012 0010	H0145	12/30/76	3,474,178.18	01/03/11
0012 0014	H0200	07/01/77	2,496,953.21	01/03/12
0012 0016	H0220	09/01/77	2,813,388.32	01/03/12
0012 0084	H0310	05/01/78	1,021,370.10	12/31/12
0012 0018	H0645	07/13/82	14,538,048.54	01/03/17

(1)
In the case of the "Original Note" being a refinancing note, the "Original Advance Date" for a Designated Advance should nevertheless be the date on which the respective Designated Advance was originally made, which will be a date earlier than the date of the refinancing note.

(2)
In the case of the "Original Note" being a refinancing note, the "Principal Amount" for a Designated Advance should be the principal balance of the respective Designated Advance as specified in the refinancing note. In all other cases, the "Principal Amount" should be the amount originally disbursed.

EXHIBIT A

FORM OF

ELECTION NOTICE

ELECTION NOTICE

NOTICE TO:

Administrator
Rural Utilities Service
United States Department of Agriculture
Room                         , South Agriculture Building
14th Street and Independence Avenue, SW
Washington, DC 20220

        Reference is made to the Agreement Amending Note dated as of                                      (the "Agreement Amending Note"), made by and among                          [Name of Borrower] (the "Borrower"), the Federal Financing Bank ("FFB"), and the Administrator of the Rural Utilities Service ("RUS").

        1.     Identification of advances respecting which the Borrower elect to extend the final maturity:

Under the terms of Part I of the Agreement Amending Note, the Borrower hereby notifies RUS that the Borrower wishes to make a "Final Maturity Extension Election" with respect to the following "Designated Advances":

RUS(1) NOTE NUMBER	RUS(1) ACCOUNT ADVANCE	FFB(1) NUMBER IDENTIFIER

        2.     Specification of date on which Borrower requests that the maturity extension become effective:

        The Borrower requests that the extension of the final maturity of the unpaid principal balance of each advance identified above become effective on                                      (the "Requested Effective Date").(2)

        3.     Certification as to authority of signatory:

        The undersigned does certify, as of the date of this Election Notice, that the authority of the undersigned to make, on behalf of the Borrower, the election contained in this Election Notice is valid and in full force and effect.

[Name of Borrower]
BY:
Signature:
Print Name:
Title:
Date:

NOTES

(1)
For each Designated Advance with respect to which the Borrower elects to extend the final maturity, the Borrower must identify the Designated Advance by referencing (a) the "RUS note number" assigned by RUS to the note under which the advance was made, (b) the "RUS account number" assigned by RUS to the Designated Advance, and (c) the "FFB advance identifier" assigned by FFB to the Designated Advance. The FFB advance identifier for each Designated Advance is indicated on Schedules I attached to the Agreement Amending Note.

(2)
The "Requested Effective Date" (a) may be any Business Day (i.e. any day on which both FFB and the Federal Reserve Bank of New York are open for business) occurring during the first 2 months of any calendar quarter, or (b) may be the last day of any calendar quarter, and (c) may not be earlier than the fifth Business Day after FFB has notified RUS that the Agreement Amending Note has been accepted by FFB.

Exhibit C

[Form of Agreement No. 2 Amending Note]

FOR FFB USE ONLY:
Note Identifier:

Purchase Date:

FOR RUS USE ONLY:
RUS Note Number:
Date of Original Note		..(1)
Maximum Principal Amount of Original Note		..
New Final Maturity Date	December 31, 2030.
Security Instrument

(1)
In the case of a refinancing note, the date of the refinancing note.

AGREEMENT AMENDING NOTE made as of
                             , by and among

  (the "Borrower"), a                                    duly organized and existing under the laws of the State of                                    ; the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America; and the ADMINISTRATOR of the RURAL UTILITIES SERVICE ("RUS"), a Rural Development agency in the United States Department of Agriculture, successor to the Administrator of the Rural Electrification Administration ("REA").

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PART I

DESCRIPTION OF ORIGINAL NOTE;
PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION

1.     Agreement Amending Note.

        (a)   This Agreement Amending Note amends and modifies the particular promissory note made by the Borrower payable to FFB bearing the date specified at the top of page 1 of this Agreement Amending Note and in the maximum principal amount specified at the top of page 1 of this Agreement Amending Note (such promissory note being the "Original Note," and the Original Note (which may be a refinancing note), as it may have heretofore been amended, modified, supplemented (including, without limitation, by a substitute note), or restated, being the "Existing Note"), which Existing Note has heretofore been fully guaranteed by either the Administrator of RUS or his predecessor, the Administrator of REA, as the case may be.

        (b)   The respective terms of the Existing Note shall remain in full force and effect as to each "Advance" (as that term is defined in the Existing Note) that is, as of the date of this Agreement Amending Note, outstanding under and evidenced by the Existing Note until the the effective date of any extension of the final maturity of such Advance, as provided in paragraph 2 of this Part I.

2.     Final Maturity Extension Election.

        (a)   For so long as section 316 of the Rural Electrification Act of 1936 (7 U.S.C. § 940f), as such provision was added by section 774 of the Agriculture, Rural Development, Food and Drug Administration, and Related Agencies Appropriations Act, 2006 (Pub. L. No. 109-97) (such provision being the "Final Maturity Extension Authority"), shall be in effect, and subject to the terms and conditions of this Part I, the Borrower may elect to extend the final maturity of the unpaid principal balance of each of the Advances specified on Schedule I of this Agreement Amending Note (such Advances being, collectively, the "Designated Advances," and each such Advance being, individually, a "Designated Advance"), and have the terms of Part II of this Agreement Amending Note govern each of the Designated Advances (any such an election being a "Final Maturity Extension Election"). As provided in the Final Maturity Extension Authority, the Borrower may make only one Final Maturity Extension Election for the Designated Advances.

        (b)   By executing this Agreement Amending Note, RUS acknowledges that the Borrower has tendered to RUS the amount of the fee that is required by the terms of the Final Maturity Extension Authority in connection with extending the final maturity of the outstanding principal balances of the Designated Advances.

3.     Conditions to Final Maturity Extension Election.

        The terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances if and when all of the following conditions shall have been satisfied:

        (a)   The Borrower shall have delivered to RUS a notice, in the form of notice attached hereto as Exhibit A, that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances (such notice being an "Election Notice"), which notice shall:

          (1)   identify the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election;

          (2)   specify the date on which the Borrower requests that the final maturity extension of the unpaid principal balances of the Designated Advances become effective, being also the date on

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  which the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances (such date being the "Requested Effective Date"), which date:

            (A)  may be either (i) any day on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a "Business Day") occurring during the first 2 months of any calendar quarter, or (ii) the last day of any calendar quarter (the last day of each calendar quarter being a "Payment Date");

            (B)  shall not be earlier than 5 Business Days after FFB has delivered notice to RUS that this Agreement Amending Note has been accepted by FFB;

            (C)  shall not be earlier than the date of such Election Notice;

            (D)  shall not be earlier than 5 Business Days after the Borrower has delivered the Election Notice to RUS; and

            (E)  shall not be later than the first anniversary of the date of this Agreement Amending Note first above written.

        (b)   RUS shall have:

          (1)   determined that all limitations, conditions, and requirements of the Final Maturity Extension Authority have been satisfied; and

          (2)   completed processing the Borrower's Final Maturity Extension Election.

        (c)   FFB shall have received from RUS not less than 5 Business Days before the respective Requested Effective Date a notice, in the form of notice prescribed by FFB, that RUS has completed processing of the Borrower's Final Maturity Extension Election (any such notice being an "Election Processing Completion Notice").

        (d)   If (1) FFB has received from RUS an Election Processing Completion Notice with respect to the Designated Advances; and (2) FFB determines that the aggregate discounted present value to FFB of the Designated Advances will be less after the final maturity extension than the aggregate discounted present value to FFB of the Designated Advances before the final maturity extension, as of the Requested Effective Date, then RUS shall have tendered to FFB, on the respective Requested Effective Date, an amount equal to the reduction in the aggregate discounted present value of the Designated Advances by an internal transfer of funds on the books of the United States Department of the Treasury. The aggregate discounted present value of the Designated Advances shall be calculated by FFB as of the close of business on the second Business Day before the Requested Effective Date using standard calculation methods of the United States Department of the Treasury, and the determination by FFB of the amount payable by RUS to FFB shall be final.

4.     Borrower's Agreement Regarding Election Processing Completion Notices.

        The Borrower hereby agrees that FFB, for its purposes, may consider any Election Processing Completion Notice delivered by RUS to FFB in accordance with Part I of this Agreement Amending Note to be an accurate representation that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances identified therein and evidence that RUS has completed processing that Final Maturity Extension Election.

5.     Final Maturity Extension Effective Date; Advances Governed by Part II.

        (a)   If an Election Processing Completion Notice is received by FFB at least 5 Business Days before the Requested Effective Date specified by the Borrower in the respective Election Notice, and

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all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on such Requested Effective Date (in such event, the Requested Effective Date being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

        (b)   If an Election Processing Completion Notice is not received by FFB at least 5 Business Days before the respective Requested Effective Date, but all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice (in such event, the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

6.     Rescissions of Final Maturity Extension Elections.

        The Borrower may rescind a Final Maturity Extension Election made with respect to the Designated Advances only in accordance with the provisions of this paragraph 6. For a rescission of a Final Maturity Extension Election to be effective, both FFB and RUS must have received from the Borrower, not later than 3:30 p.m. (Washington, DC, time) 2 Business Days before the respective Requested Effective Date, a written notice specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election (which must be all of the Designated Advances specified in the related Election Notice). The written rescission notice may be delivered by facsimile transmission to FFB at (202) 622-0707, and to RUS at (202) 720-1401, or at such other facsimile number or numbers as FFB and RUS may from time to time communicate to the Borrower. In specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election, the Borrower must recite in the written rescission notice both the FFB advance identifier for each of the Designated Advances (as specified for such Designated Advance in Schedule I attached hereto) and the RUS account number for each of the Designated Advances.

7.     Amount Due on First Payment Date After Effective Date.

        For the Designated Advances with respect to which the Borrower makes a Final Maturity Extension Election:

        (a)   if the Borrower has specified in the related Election Notice a Business Day occurring during the first 2 months of any calendar quarter to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for the Designated Advances shall be an amount that is equal to a full quarterly payment that is

4

due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

        (b)   if the Borrower has specified in the related Election Notice the first immediately following Payment Date to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the amount that is due and payable on that Payment Date shall be an amount that is equal to a full quarterly payment that is due in accordance with the payment schedule that applied to such Designated Advance immediately before such Final Maturity Extension Effective Date; and

          (2)   the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Designated Advance shall be an amount that is equal to a full quarterly payment that is due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

8.
Application of Final Maturity Extension Authority Fee Paid by Borrower in event that Final Maturity Extension Does Not Become Effective.

        In the event that the conditions that apply to making a Final Maturity Extension Election for the Designated Advances are not satisfied for any reason, and the final maturity of the outstanding principal balances of the Designated Advances is not extended, then the fee paid by the Borrower to RUS pursuant to the Final Maturity Extension Authority for extending the final maturity of the Designated Advances shall be applied by RUS on the first Payment Date to occur thereafter toward the next payment due on the Designated Advances. No interest shall be earned or paid on the amount of the fee paid by the Borrower for the time that RUS holds the fee.

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PART II

TERMS APPLICABLE TO EXTENDED ADVANCES

1.     Promise to Pay.

        FOR VALUE RECEIVED, the Borrower (which term includes any successors or assigns) promises to pay FFB (which term includes any successors or assigns) at the time, in the manner, and with interest at the rates hereinafter provided, the principal amount of the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election, as provided in paragraph 2 of Part I of this Agreement Amending Note (each Designated Advance with respect to which the Borrower has made a Final Maturity Extension Election being, from and after the Final Maturity Extension Effective Date for such Final Maturity Date Election, an "Extended Advance," and more than one such Outstanding Advance being "Extended Advances").

2.     Principal Amount of Extended Advances.

        The principal amount of each Extended Advance governed by this Part II shall be the unpaid principal balance of the respective Designated Advance, as determined by FFB as of the respective Final Maturity Extension Effective Date.

3.     New Final Maturity Date for Extended Advances.

        Each Extended Advance governed by this Part II shall mature on the date specified on page 1 of this Agreement Amending Note as the "New Final Maturity Date" (such date being the "New Final Maturity Date" for such Extended Advance).

4.     Interest Rate and Applicable Fee for Extended Advances; Computation of Interest.

        (a)   The interest rate applicable to each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance governed by this Part II shall be the same interest rate that was applicable and, if the Original Note is a refinancing note, the same fee that was applicable to the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

        (b)   Subject to paragraph 8 of this Part II, interest on each Extended Advance and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance shall accrue and be computed in the same manner as interest and, if the Original Note is a refinancing note, the fee accrued and were computed on the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

5.     Payment of Interest and, if Applicable, Refinancing Note Fee.

        Interest accrued on the outstanding principal amount of each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the applicable fee accrued on the outstanding principal amount of each Extended Advance governed by this Part II shall be due and payable on each Payment Date, commencing on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance up through and including the New Final Maturity Date for such Extended Advance.

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6.     Payment of Principal.

        The principal amount of each Extended Advance governed by this Part II shall be payable in accordance with the following provisions:

        (a)   Principal payments on each Extended Advance shall begin on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance and shall be made on each subsequent Payment Date until such Extended Advance is paid in full on or before the New Final Maturity Date.

        (b)   The amount of each quarterly payment of principal, interest, and, if the Original Note is a refinancing note, the applicable fee shall be newly computed as of the Final Maturity Extension Effective Date, so that the amount of each such quarterly payment consisting of a principal installment and accrued interest and, if the Original Note is a refinancing note, accrued applicable fee due and payable on the first Payment Date occurring immediately after the Final Maturity Extension Effective Date is substantially equal the amount of every other quarterly payment ("level debt service"). With respect to each Extended Advance, the newly computed level quarterly payments of principal, accrued interest, and, if the Original Note is a refinancing note, the applicable fee shall be paid on each Payment Date occurring after the Final Maturity Extension Effective Date, beginning with the first Payment Date occurring immediately after the Final Maturity Extension Effective Date for such Extended Advance and ending on the New Final Maturity Date.

        (c)   The aggregate of all quarterly payments on such Extended Advance shall be such as will pay the entire principal amount of such Extended Advance, and all interest and, if the Original Note is a refinancing note, the applicable fee accrued thereon, on or before the New Final Maturity Date.

7.     Business Days.

        (a)   Whenever any Payment Date or the New Final Maturity Date shall fall on a day that is not a Business Day, the payment that would otherwise be due on such Payment Date or the New Final Maturity Date, as the case may be, shall be due on the first Business Day thereafter.

        (b)   In the event that any Payment Date for any Extended Advance falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be included in computing interest in connection with such payment and excluded in connection with the next payment.

        (c)   In the event that the New Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on the New Final Maturity Date shall be included in computing interest in connection with such payment.

8.     Late Charges.

        (a)   In the event that any payment of any amount owing on account of any Extended Advance governed by this Part II is not made when and as due (any such amount being then an "Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the "Late Charge") computed in accordance with this subparagraph (a).

          (1)   The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 7 of this Part II) to the actual date on which payment is made.

          (2)   The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 7 of this Part II) to (and including) the date on which payment is made, and (B) a year

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  of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

          (3)   The Late Charge shall accrue at a rate (the "Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

          (4)   The initial Late Charge Rate shall be in effect until the earlier to occur of either (a) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of accrued Late Charge are not paid on or before the next such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made.

        (b)   Nothing in subparagraph (a) of this paragraph 8 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of all Extended Advances governed by this Part II on the dates specified in this Part II.

9.     Final Due Date.

        Notwithstanding anything in this Agreement Amending Note to the contrary, all amounts outstanding under this Agreement Amending Note on account of each Extended Advance governed by this Part II, which amounts remain unpaid as of the new Final Maturity Date, shall be due and payable on the new Final Maturity Date.

10.   Application of Payments.

        Each payment made on any Extended Advance governed by this Part II shall be applied first to the payment of any Late Charge payable under paragraph 8 of this Part II, then to the payment of any premium payable under paragraph 11 of this Part II, then to the payment of accrued interest and the applicable fee payable under paragraph 4 of this Part II, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 2 of Part III of this Agreement Amending Note.

11.   Prepayment Privileges and Refinancing Privileges.

        The prepayment privileges applicable to each Extended Advance governed by this Part II shall be the same prepayment privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note. If the Existing Note included refinancing privileges applicable to the Designated Advances, the refinancing privileges applicable to each Extended Advance governed by this Part II shall be the same refinancing privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note.

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PART III

GENERAL

1.     Payment by Electronic Funds Transfer.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, each payment on each Extended Advance shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York, or such other account as may be specified from time to time by FFB or by RUS, as loan servicing agent for FFB.

2.     Loan Servicing Expense Fee.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, the Borrower agrees to pay FFB an annual loan servicing expense fee, assessed by FFB pursuant to section 6(c) of the FFB Act, in the amount of one one-thousandth of one percent (0.00001) of the aggregate unpaid principal balance of all Extended Advances on December 31 of each year. The loan servicing expense fee for each year shall be due and payable by the Borrower on the March-31 Payment Date of the immediately following year, after taking into account any payment made on the December-31 Payment Date of the respective year.

3.     No Novation.

        This Agreement Amending Note shall not be deemed, construed, or interpreted for any purpose to be a novation of the Existing Note.

4.     Security Instrument; RUS as "Holder" of Agreement Amending Note for Purposes of the Security Instrument.

        This Agreement Amending Note shall be included as one of several notes entitled to the benefits and security of the particular security instrument or instruments specified on page 1 of this Agreement Amending Note (such security instrument or instruments, as it or they may have heretofore been, and as it or they may hereafter be, amended, supplemented, restated, or consolidated from time to time in accordance with its or their terms, being, collectively, the "Security Instrument"), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to REA, predecessor to RUS, or to RUS, as the case may be, as set forth in the Security Instrument. For purposes of the Security Instrument, RUS shall be considered to be, and shall have the rights, powers, privileges, and remedies of, the holder of this Agreement Amending Note.

5.     Existing Note Remains In Effect.

        Excepted as modified herein, the Existing Note shall remain in full force and effect until all amounts due and payable thereunder have been paid in full.

6.     RUS Guarantee Remains In Effect.

        Notwithstanding the modification to the Existing Note made by this Agreement Amending Note, the Administrator of RUS hereby confirms that the guarantee set forth at the end of the Existing Note, as modified herein, shall remain in full force and effect.

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7.     Further Amendments to Existing Note and this Agreement Amending Note.

        To the extent not inconsistent with applicable law, the Existing Note and this Agreement Amending Note, for so long as FFB is the holder thereof, shall be subject to further modification by such additional amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

8.     Effective Date of this Agreement Amending Note.

        This Agreement Amending Note shall not become effective until it has been executed by all of the Borrower, FFB, and the Administrator of RUS. When this Agreement Amending Note has been so executed, it shall become effective as of the date first above written.

9.     Severability.

        Any provision of this Agreement Amending Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

10.   Headings.

        The descriptive headings of the various paragraphs and subparagraphs of this Agreement Amending Note were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

11.   Counterparts.

        This Agreement Amending Note may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

12.   Incorporation of Exhibits and Schedules.

        Schedule I attached hereto (a listing of the "Designated Advances") and Exhibit A attached hereto (the form of "Election Notice") collectively form an integral part of this Agreement Amending Note, and are incorporated herein by reference.

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        IN WITNESS WHEREOF, the Borrower has caused this Agreement Amending Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, and FFB and the Administrator of RUS have each caused this Agreement Amending Note to be executed by their respective duly authorized officials.

SEAL:
OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
ATTEST:
By:		By:
Name:	Patricia N. Nash	Name:	Thomas A. Smith
Title:	Secretary	Title:	President and Chief Executive Officer
FEDERAL FINANCING BANK
By:
		Name:	Roger Kodat
		Title:	Vice President and Treasurer
UNITED STATES OF AMERICA, acting through the Administrator of the Rural Utilities Service
By:
Name:
Title:

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        The Retained Indebtedness Note referred to herein, as amended by this Agreement Amending Note, is one of the Obligations referred to in the Indenture, dated as of March 1, 1997, by Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee.

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:	Vice President

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SCHEDULE I

DESIGNATED ADVANCES

SCHEDULE I

THE "DESIGNATED ADVANCES"

FFB Advance Identifier	RUS Account Number	Original Advance Date(1)	Principal Amount(2)	Current Final Maturity Date
0012 0019	H0150	12/30/76	$4,952,959.35	01/03/11
0012 0094	H0300	03/31/78	39,795.46	12/31/12
0012 0095	H0315	05/01/78	21,929.30	12/31/12
0012 0096	H0330	06/01/78	61,929.90	12/31/12
0012 0097	H0730	09/06/83	2,980,217.15	01/02/18

(1)
In the case of the "Original Note" being a refinancing note, the "Original Advance Date" for a Designated Advance should nevertheless be the date on which the respective Designated Advance was originally made, which will be a date earlier than the date of the refinancing note.
(2)
In the case of the "Original Note" being a refinancing note, the "Principal Amount" for a Designated Advance should be the principal balance of the respective Designated Advance as specified in the refinancing note. In all other cases, the "Principal Amount" should be the amount originally disbursed.

EXHIBIT A

FORM OF

ELECTION NOTICE

ELECTION NOTICE

NOTICE TO:

Administrator
Rural Utilities Service
United States Department of Agriculture
Room                         , South Agriculture Building
14th Street and Independence Avenue, SW
Washington, DC 20220

        Reference is made to the Agreement Amending Note dated as of                                      (the "Agreement Amending Note"), made by and among                         [Name of Borrower] (the "Borrower"), the Federal Financing Bank ("FFB"), and the Administrator of the Rural Utilities Service ("RUS").

        1.     Identification of advances respecting which the Borrower elect to extend the final maturity:

Under the terms of Part I of the Agreement Amending Note, the Borrower hereby notifies RUS that the Borrower wishes to make a "Final Maturity Extension Election" with respect to the following "Designated Advances":

RUS(1) NOTE NUMBER	RUS(1) ACCOUNT NUMBER	FFB(1) ADVANCE IDENTIFIER

        2.     Specification of date on which Borrower requests that the maturity extension become effective:

        The Borrower requests that the extension of the final maturity of the unpaid principal balance of each advance identified above become effective on                                    (the "Requested Effective Date").(2)

        3.     Certification as to authority of signatory:

        The undersigned does certify, as of the date of this Election Notice, that the authority of the undersigned to make, on behalf of the Borrower, the election contained in this Election Notice is valid and in full force and effect.

[Name of Borrower]
BY:
Signature:
Print Name:
Title:
Date:

NOTES

(1)
For each Designated Advance with respect to which the Borrower elects to extend the final maturity, the Borrower must identify the Designated Advance by referencing (a) the "RUS note number" assigned by RUS to the note under which the advance was made, (b) the "RUS account number" assigned by RUS to the Designated Advance, and (c) the "FFB advance identifier" assigned by FFB to the Designated Advance. The FFB advance identifier for each Designated Advance is indicated on Schedules I attached to the Agreement Amending Note.

(2)
The "Requested Effective Date" (a) may be any Business Day (i.e. any day on which both FFB and the Federal Reserve Bank of New York are open for business) occurring during the first 2 months of any calendar quarter, or (b) may be the last day of any calendar quarter, and (c) may not be earlier than the fifth Business Day after FFB has notified RUS that the Agreement Amending Note has been accepted by FFB.

Exhibit D

[Form of Agreement No. 3 Amending Note]

FOR FFB USE ONLY:
Note Identifier:

Purchase Date:

FOR RUS USE ONLY:
RUS Note Number:
Date of Original Note		..(1)
Maximum Principal Amount of Original Note		..
New Final Maturity Date	December 31, 2031.
Security Instrument

(1)
In the case of a refinancing note, the date of the refinancing note.

AGREEMENT AMENDING NOTE made as of
                             , by and among

  (the "Borrower"), a                                    duly organized and existing under the laws of the State of                                    ; the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America; and the ADMINISTRATOR of the RURAL UTILITIES SERVICE ("RUS"), a Rural Development agency in the United States Department of Agriculture, successor to the Administrator of the Rural Electrification Administration ("REA").

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PART I

DESCRIPTION OF ORIGINAL NOTE;
PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION

1.     Agreement Amending Note.

        (a)   This Agreement Amending Note amends and modifies the particular promissory note made by the Borrower payable to FFB bearing the date specified at the top of page 1 of this Agreement Amending Note and in the maximum principal amount specified at the top of page 1 of this Agreement Amending Note (such promissory note being the "Original Note," and the Original Note (which may be a refinancing note), as it may have heretofore been amended, modified, supplemented (including, without limitation, by a substitute note), or restated, being the "Existing Note"), which Existing Note has heretofore been fully guaranteed by either the Administrator of RUS or his predecessor, the Administrator of REA, as the case may be.

        (b)   The respective terms of the Existing Note shall remain in full force and effect as to each "Advance" (as that term is defined in the Existing Note) that is, as of the date of this Agreement Amending Note, outstanding under and evidenced by the Existing Note until the the effective date of any extension of the final maturity of such Advance, as provided in paragraph 2 of this Part I.

2.     Final Maturity Extension Election.

        (a)   For so long as section 316 of the Rural Electrification Act of 1936 (7 U.S.C. § 940f), as such provision was added by section 774 of the Agriculture, Rural Development, Food and Drug Administration, and Related Agencies Appropriations Act, 2006 (Pub. L. No. 109-97) (such provision being the "Final Maturity Extension Authority"), shall be in effect, and subject to the terms and conditions of this Part I, the Borrower may elect to extend the final maturity of the unpaid principal balance of each of the Advances specified on Schedule I of this Agreement Amending Note (such Advances being, collectively, the "Designated Advances," and each such Advance being, individually, a "Designated Advance"), and have the terms of Part II of this Agreement Amending Note govern each of the Designated Advances (any such an election being a "Final Maturity Extension Election"). As provided in the Final Maturity Extension Authority, the Borrower may make only one Final Maturity Extension Election for the Designated Advances.

        (b)   By executing this Agreement Amending Note, RUS acknowledges that the Borrower has tendered to RUS the amount of the fee that is required by the terms of the Final Maturity Extension Authority in connection with extending the final maturity of the outstanding principal balances of the Designated Advances.

3.     Conditions to Final Maturity Extension Election.

        The terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances if and when all of the following conditions shall have been satisfied:

        (a)   The Borrower shall have delivered to RUS a notice, in the form of notice attached hereto as Exhibit A, that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances (such notice being an "Election Notice"), which notice shall:

          (1)   identify the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election;

          (2)   specify the date on which the Borrower requests that the final maturity extension of the unpaid principal balances of the Designated Advances become effective, being also the date on

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  which the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances (such date being the "Requested Effective Date"), which date:

            (A)  may be either (i) any day on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a "Business Day") occurring during the first 2 months of any calendar quarter, or (ii) the last day of any calendar quarter (the last day of each calendar quarter being a "Payment Date");

            (B)  shall not be earlier than 5 Business Days after FFB has delivered notice to RUS that this Agreement Amending Note has been accepted by FFB;

            (C)  shall not be earlier than the date of such Election Notice;

            (D)  shall not be earlier than 5 Business Days after the Borrower has delivered the Election Notice to RUS; and

            (E)  shall not be later than the first anniversary of the date of this Agreement Amending Note first above written.

        (b)   RUS shall have:

          (1)   determined that all limitations, conditions, and requirements of the Final Maturity Extension Authority have been satisfied; and

          (2)   completed processing the Borrower's Final Maturity Extension Election.

        (c)   FFB shall have received from RUS not less than 5 Business Days before the respective Requested Effective Date a notice, in the form of notice prescribed by FFB, that RUS has completed processing of the Borrower's Final Maturity Extension Election (any such notice being an "Election Processing Completion Notice").

        (d)   If (1) FFB has received from RUS an Election Processing Completion Notice with respect to the Designated Advances; and (2) FFB determines that the aggregate discounted present value to FFB of the Designated Advances will be less after the final maturity extension than the aggregate discounted present value to FFB of the Designated Advances before the final maturity extension, as of the Requested Effective Date, then RUS shall have tendered to FFB, on the respective Requested Effective Date, an amount equal to the reduction in the aggregate discounted present value of the Advances by an internal transfer of funds on the books of the United States Department of the Treasury. The aggregate discounted present value of the Designated Advances shall be calculated by FFB as of the close of business on the second Business Day before the Requested Effective Date using standard calculation methods of the United States Department of the Treasury, and the determination by FFB of the amount payable by RUS to FFB shall be final.

4.     Borrower's Agreement Regarding Election Processing Completion Notices.

        The Borrower hereby agrees that FFB, for its purposes, may consider any Election Processing Completion Notice delivered by RUS to FFB in accordance with Part I of this Agreement Amending Note to be an accurate representation that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances identified therein and evidence that RUS has completed processing that Final Maturity Extension Election.

5.     Final Maturity Extension Effective Date; Advances Governed by Part II.

        (a)   If an Election Processing Completion Notice is received by FFB at least 5 Business Days before the Requested Effective Date specified by the Borrower in the respective Election Notice, and

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all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on such Requested Effective Date (in such event, the Requested Effective Date being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

        (b)   If an Election Processing Completion Notice is not received by FFB at least 5 Business Days before the respective Requested Effective Date, but all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice (in such event, the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

6.     Rescissions of Final Maturity Extension Elections.

        The Borrower may rescind a Final Maturity Extension Election made with respect to the Designated Advances only in accordance with the provisions of this paragraph 6. For a rescission of a Final Maturity Extension Election to be effective, both FFB and RUS must have received from the Borrower, not later than 3:30 p.m. (Washington, DC, time) 2 Business Days before the respective Requested Effective Date, a written notice specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election (which must be all of the Designated Advances specified in the related Election Notice). The written rescission notice may be delivered by facsimile transmission to FFB at (202) 622-0707, and to RUS at (202) 720-1401, or at such other facsimile number or numbers as FFB and RUS may from time to time communicate to the Borrower. In specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election, the Borrower must recite in the written rescission notice both the FFB advance identifier for each of the Designated Advances (as specified for such Designated Advance in Schedule I attached hereto) and the RUS account number for each of the Designated Advances.

7.     Amount Due on First Payment Date After Effective Date.

        For the Designated Advances with respect to which the Borrower makes a Final Maturity Extension Election:

        (a)   if the Borrower has specified in the related Election Notice a Business Day occurring during the first 2 months of any calendar quarter to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for the Designated Advances shall be an amount that is equal to a full quarterly payment that is

4

due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

        (b)   if the Borrower has specified in the related Election Notice the first immediately following Payment Date to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the amount that is due and payable on that Payment Date shall be an amount that is equal to a full quarterly payment that is due in accordance with the payment schedule that applied to such Designated Advance immediately before such Final Maturity Extension Effective Date; and

          (2)   the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Designated Advance shall be an amount that is equal to a full quarterly payment that is due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

8.
Application of Final Maturity Extension Authority Fee Paid by Borrower in event that Final Maturity Extension Does Not Become Effective.

        In the event that the conditions that apply to making a Final Maturity Extension Election for the Designated Advances are not satisfied for any reason, and the final maturity of the outstanding principal balances of the Designated Advances is not extended, then the fee paid by the Borrower to RUS pursuant to the Final Maturity Extension Authority for extending the final maturity of the Designated Advances shall be applied by RUS on the first Payment Date to occur thereafter toward the next payment due on the Designated Advances. No interest shall be earned or paid on the amount of the fee paid by the Borrower for the time that RUS holds the fee.

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PART II

TERMS APPLICABLE TO EXTENDED ADVANCES

1.     Promise to Pay.

        FOR VALUE RECEIVED, the Borrower (which term includes any successors or assigns) promises to pay FFB (which term includes any successors or assigns) at the time, in the manner, and with interest at the rates hereinafter provided, the principal amount of the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election, as provided in paragraph 2 of Part I of this Agreement Amending Note (each Designated Advance with respect to which the Borrower has made a Final Maturity Extension Election being, from and after the Final Maturity Extension Effective Date for such Final Maturity Date Election, an "Extended Advance," and more than one such Outstanding Advance being "Extended Advances").

2.     Principal Amount of Extended Advances.

        The principal amount of each Extended Advance governed by this Part II shall be the unpaid principal balance of the respective Designated Advance, as determined by FFB as of the respective Final Maturity Extension Effective Date.

3.     New Final Maturity Date for Extended Advances.

        Each Extended Advance governed by this Part II shall mature on the date specified on page 1 of this Agreement Amending Note as the "New Final Maturity Date" (such date being the "New Final Maturity Date" for such Extended Advance).

4.     Interest Rate and Applicable Fee for Extended Advances; Computation of Interest.

        (a)   The interest rate applicable to each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance governed by this Part II shall be the same interest rate that was applicable and, if the Original Note is a refinancing note, the same fee that was applicable to the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

        (b)   Subject to paragraph 8 of this Part II, interest on each Extended Advance and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance shall accrue and be computed in the same manner as interest and, if the Original Note is a refinancing note, the fee accrued and were computed on the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

5.     Payment of Interest and, if Applicable, Refinancing Note Fee.

        Interest accrued on the outstanding principal amount of each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the applicable fee accrued on the outstanding principal amount of each Extended Advance governed by this Part II shall be due and payable on each Payment Date, commencing on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance up through and including the New Final Maturity Date for such Extended Advance.

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6.     Payment of Principal.

        The principal amount of each Extended Advance governed by this Part II shall be payable in accordance with the following provisions:

        (a)   Principal payments on each Extended Advance shall begin on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance and shall be made on each subsequent Payment Date until such Extended Advance is paid in full on or before the New Final Maturity Date.

        (b)   The amount of each quarterly payment of principal, interest, and, if the Original Note is a refinancing note, the applicable fee shall be newly computed as of the Final Maturity Extension Effective Date, so that the amount of each such quarterly payment consisting of a principal installment and accrued interest and, if the Original Note is a refinancing note, accrued applicable fee due and payable on the first Payment Date occurring immediately after the Final Maturity Extension Effective Date is substantially equal the amount of every other quarterly payment ("level debt service"). With respect to each Extended Advance, the newly computed level quarterly payments of principal, accrued interest, and, if the Original Note is a refinancing note, the applicable fee shall be paid on each Payment Date occurring after the Final Maturity Extension Effective Date, beginning with the first Payment Date occurring immediately after the Final Maturity Extension Effective Date for such Extended Advance and ending on the New Final Maturity Date.

        (c)   The aggregate of all quarterly payments on such Extended Advance shall be such as will pay the entire principal amount of such Extended Advance, and all interest and, if the Original Note is a refinancing note, the applicable fee accrued thereon, on or before the New Final Maturity Date.

7.     Business Days.

        (a)   Whenever any Payment Date or the New Final Maturity Date shall fall on a day that is not a Business Day, the payment that would otherwise be due on such Payment Date or the New Final Maturity Date, as the case may be, shall be due on the first Business Day thereafter.

        (b)   In the event that any Payment Date for any Extended Advance falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be included in computing interest in connection with such payment and excluded in connection with the next payment.

        (c)   In the event that the New Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on the New Final Maturity Date shall be included in computing interest in connection with such payment.

8.     Late Charges.

        (a)   In the event that any payment of any amount owing on account of any Extended Advance governed by this Part II is not made when and as due (any such amount being then an "Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the "Late Charge") computed in accordance with this subparagraph (a).

          (1)   The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 7 of this Part II) to the actual date on which payment is made.

          (2)   The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 7 of this Part II) to (and including) the date on which payment is made, and (B) a year

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  of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

          (3)   The Late Charge shall accrue at a rate (the "Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

          (4)   The initial Late Charge Rate shall be in effect until the earlier to occur of either (a) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of accrued Late Charge are not paid on or before the next such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made.

        (b)   Nothing in subparagraph (a) of this paragraph 8 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of all Extended Advances governed by this Part II on the dates specified in this Part II.

9.     Final Due Date.

        Notwithstanding anything in this Agreement Amending Note to the contrary, all amounts outstanding under this Agreement Amending Note on account of each Extended Advance governed by this Part II, which amounts remain unpaid as of the new Final Maturity Date, shall be due and payable on the new Final Maturity Date.

10.   Application of Payments.

        Each payment made on any Extended Advance governed by this Part II shall be applied first to the payment of any Late Charge payable under paragraph 8 of this Part II, then to the payment of any premium payable under paragraph 11 of this Part II, then to the payment of accrued interest and the applicable fee payable under paragraph 4 of this Part II, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 2 of Part III of this Agreement Amending Note.

11.   Prepayment Privileges and Refinancing Privileges.

        The prepayment privileges applicable to each Extended Advance governed by this Part II shall be the same prepayment privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note. If the Existing Note included refinancing privileges applicable to the Designated Advances, the refinancing privileges applicable to each Extended Advance governed by this Part II shall be the same refinancing privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note.

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PART III

GENERAL

1.     Payment by Electronic Funds Transfer.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, each payment on each Extended Advance shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York, or such other account as may be specified from time to time by FFB or by RUS, as loan servicing agent for FFB.

2.     Loan Servicing Expense Fee.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, the Borrower agrees to pay FFB an annual loan servicing expense fee, assessed by FFB pursuant to section 6(c) of the FFB Act, in the amount of one one-thousandth of one percent (0.00001) of the aggregate unpaid principal balance of all Extended Advances on December 31 of each year. The loan servicing expense fee for each year shall be due and payable by the Borrower on the March-31 Payment Date of the immediately following year, after taking into account any payment made on the December-31 Payment Date of the respective year.

3.     No Novation.

        This Agreement Amending Note shall not be deemed, construed, or interpreted for any purpose to be a novation of the Existing Note.

4.     Security Instrument; RUS as "Holder" of Agreement Amending Note for Purposes of the Security Instrument.

        This Agreement Amending Note shall be included as one of several notes entitled to the benefits and security of the particular security instrument or instruments specified on page 1 of this Agreement Amending Note (such security instrument or instruments, as it or they may have heretofore been, and as it or they may hereafter be, amended, supplemented, restated, or consolidated from time to time in accordance with its or their terms, being, collectively, the "Security Instrument"), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to REA, predecessor to RUS, or to RUS, as the case may be, as set forth in the Security Instrument. For purposes of the Security Instrument, RUS shall be considered to be, and shall have the rights, powers, privileges, and remedies of, the holder of this Agreement Amending Note.

5.     Existing Note Remains In Effect.

        Excepted as modified herein, the Existing Note shall remain in full force and effect until all amounts due and payable thereunder have been paid in full.

6.     RUS Guarantee Remains In Effect.

        Notwithstanding the modification to the Existing Note made by this Agreement Amending Note, the Administrator of RUS hereby confirms that the guarantee set forth at the end of the Existing Note, as modified herein, shall remain in full force and effect.

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7.     Further Amendments to Existing Note and this Agreement Amending Note.

        To the extent not inconsistent with applicable law, the Existing Note and this Agreement Amending Note, for so long as FFB is the holder thereof, shall be subject to further modification by such additional amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

8.     Effective Date of this Agreement Amending Note.

        This Agreement Amending Note shall not become effective until it has been executed by all of the Borrower, FFB, and the Administrator of RUS. When this Agreement Amending Note has been so executed, it shall become effective as of the date first above written.

9.     Severability.

        Any provision of this Agreement Amending Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

10.   Headings.

        The descriptive headings of the various paragraphs and subparagraphs of this Agreement Amending Note were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

11.   Counterparts.

        This Agreement Amending Note may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

12.   Incorporation of Exhibits and Schedules.

        Schedule I attached hereto (a listing of the "Designated Advances") and Exhibit A attached hereto (the form of "Election Notice") collectively form an integral part of this Agreement Amending Note, and are incorporated herein by reference.

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        IN WITNESS WHEREOF, the Borrower has caused this Agreement Amending Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, and FFB and the Administrator of RUS have each caused this Agreement Amending Note to be executed by their respective duly authorized officials.

SEAL:
OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
ATTEST:
By:		By:
Name:	Patricia N. Nash	Name:	Thomas A. Smith
Title:	Secretary	Title:	President and Chief Executive Officer
FEDERAL FINANCING BANK
By:
		Name:	Roger Kodat
		Title:	Vice President and Treasurer
UNITED STATES OF AMERICA, acting through the Administrator of the Rural Utilities Service
By:
Name:
Title:

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        The Retained Indebtedness Note referred to herein, as amended by this Agreement Amending Note, is one of the Obligations referred to in the Indenture, dated as of March 1, 1997, by Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee.

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:	Vice President

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SCHEDULE I

DESIGNATED ADVANCES

SCHEDULE I

THE "DESIGNATED ADVANCES"

FFB Advance Identifier	RUS Account Number	Original Advance Date(1)	Principal Amount(2)	Current Final Maturity Date
0012 0020	H0155	01/27/77	$25,549,825.63	01/03/12
0012 0001	H0205	07/01/77	1,931,045.80	01/03/12
0012 0023	H0225	09/01/77	1,500,172.62	01/03/12
0012 0024	H0235	09/30/77	2,483,366.37	01/03/12
0012 0025	H0365	06/29/79	12,019,570.51	12/31/13
0012 0026	H0385	06/30/80	16,000,051.76	12/31/14
0012 0027	H0535	09/15/81	18,356,369.80	12/31/15
0012 0028	H0615	05/20/82	11,261,678.41	01/03/17
0012 0029	H0625	06/17/82	13,605,064.45	01/03/17
0012 0121	H0680	01/24/83	32,914,948.40	01/02/18
0012 0122	H0690	03/17/83	25,889.677.83	01/02/18

(1)
In the case of the "Original Note" being a refinancing note, the "Original Advance Date" for a Designated Advance should nevertheless be the date on which the respective Designated Advance was originally made, which will be a date earlier than the date of the refinancing note.

(2)
In the case of the "Original Note" being a refinancing note, the "Principal Amount" for a Designated Advance should be the principal balance of the respective Designated Advance as specified in the refinancing note. In all other cases, the "Principal Amount" should be the amount originally disbursed.

EXHIBIT A

FORM OF

ELECTION NOTICE

ELECTION NOTICE

NOTICE TO:

Administrator
Rural Utilities Service
United States Department of Agriculture
Room                         , South Agriculture Building
14th Street and Independence Avenue, SW
Washington, DC 20220

        Reference is made to the Agreement Amending Note dated as of                                      (the "Agreement Amending Note"), made by and among                         [Name of Borrower] (the "Borrower"), the Federal Financing Bank ("FFB"), and the Administrator of the Rural Utilities Service ("RUS").

        1.     Identification of advances respecting which the Borrower elect to extend the final maturity:

Under the terms of Part I of the Agreement Amending Note, the Borrower hereby notifies RUS that the Borrower wishes to make a "Final Maturity Extension Election" with respect to the following "Designated Advances":

RUS(1) NOTE NUMBER	RUS(1) ACCOUNT NUMBER	FFB(1) ADVANCE IDENTIFIER

        2.     Specification of date on which Borrower requests that the maturity extension become effective:

        The Borrower requests that the extension of the final maturity of the unpaid principal balance of each advance identified above become effective on                                    (the "Requested Effective Date").(2)

        3.     Certification as to authority of signatory:

        The undersigned does certify, as of the date of this Election Notice, that the authority of the undersigned to make, on behalf of the Borrower, the election contained in this Election Notice is valid and in full force and effect.

[Name of Borrower]
BY:
Signature:
Print Name:
Title:
Date:

NOTES

(1)
For each Designated Advance with respect to which the Borrower elects to extend the final maturity, the Borrower must identify the Designated Advance by referencing (a) the "RUS note number" assigned by RUS to the note under which the advance was made, (b) the "RUS account number" assigned by RUS to the Designated Advance, and (c) the "FFB advance identifier" assigned by FFB to the Designated Advance. The FFB advance identifier for each Designated Advance is indicated on Schedules I attached to the Agreement Amending Note.

(2)
The "Requested Effective Date" (a) may be any Business Day (i.e. any day on which both FFB and the Federal Reserve Bank of New York are open for business) occurring during the first 2 months of any calendar quarter, or (b) may be the last day of any calendar quarter, and (c) may not be earlier than the fifth Business Day after FFB has notified RUS that the Agreement Amending Note has been accepted by FFB.

Exhibit E

[Form of Agreement No. 4 Amending Note]

FOR FFB USE ONLY:
Note Identifier:

Purchase Date:

FOR RUS USE ONLY:
RUS Note Number:
Date of Original Note		..(1)
Maximum Principal Amount of Original Note		..
New Final Maturity Date	December 31, 2033.
Security Instrument

(1)
In the case of a refinancing note, the date of the refinancing note.

AGREEMENT AMENDING NOTE made as of
                             , by and among

  (the "Borrower"), a                                    duly organized and existing under the laws of the State of                                    ; the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America; and the ADMINISTRATOR of the RURAL UTILITIES SERVICE ("RUS"), a Rural Development agency in the United States Department of Agriculture, successor to the Administrator of the Rural Electrification Administration ("REA").

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PART I

DESCRIPTION OF ORIGINAL NOTE;
PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION

1.     Agreement Amending Note.

        (a)   This Agreement Amending Note amends and modifies the particular promissory note made by the Borrower payable to FFB bearing the date specified at the top of page 1 of this Agreement Amending Note and in the maximum principal amount specified at the top of page 1 of this Agreement Amending Note (such promissory note being the "Original Note," and the Original Note (which may be a refinancing note), as it may have heretofore been amended, modified, supplemented (including, without limitation, by a substitute note), or restated, being the "Existing Note"), which Existing Note has heretofore been fully guaranteed by either the Administrator of RUS or his predecessor, the Administrator of REA, as the case may be.

        (b)   The respective terms of the Existing Note shall remain in full force and effect as to each "Advance" (as that term is defined in the Existing Note) that is, as of the date of this Agreement Amending Note, outstanding under and evidenced by the Existing Note until the the effective date of any extension of the final maturity of such Advance, as provided in paragraph 2 of this Part I.

2.     Final Maturity Extension Election.

        (a)   For so long as section 316 of the Rural Electrification Act of 1936 (7 U.S.C. § 940f), as such provision was added by section 774 of the Agriculture, Rural Development, Food and Drug Administration, and Related Agencies Appropriations Act, 2006 (Pub. L. No. 109-97) (such provision being the "Final Maturity Extension Authority"), shall be in effect, and subject to the terms and conditions of this Part I, the Borrower may elect to extend the final maturity of the unpaid principal balance of each of the Advances specified on Schedule I of this Agreement Amending Note (such Advances being, collectively, the "Designated Advances," and each such Advance being, individually, a "Designated Advance"), and have the terms of Part II of this Agreement Amending Note govern each of the Designated Advances (any such an election being a "Final Maturity Extension Election"). As provided in the Final Maturity Extension Authority, the Borrower may make only one Final Maturity Extension Election for the Designated Advances.

        (b)   By executing this Agreement Amending Note, RUS acknowledges that the Borrower has tendered to RUS the amount of the fee that is required by the terms of the Final Maturity Extension Authority in connection with extending the final maturity of the outstanding principal balances of the Designated Advances.

3.     Conditions to Final Maturity Extension Election.

        The terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances if and when all of the following conditions shall have been satisfied:

        (a)   The Borrower shall have delivered to RUS a notice, in the form of notice attached hereto as Exhibit A, that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances (such notice being an "Election Notice"), which notice shall:

          (1)   identify the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election;

          (2)   specify the date on which the Borrower requests that the final maturity extension of the unpaid principal balances of the Designated Advances become effective, being also the date on

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  which the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances (such date being the "Requested Effective Date"), which date:

            (A)  may be either (i) any day on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a "Business Day") occurring during the first 2 months of any calendar quarter, or (ii) the last day of any calendar quarter (the last day of each calendar quarter being a "Payment Date");

            (B)  shall not be earlier than 5 Business Days after FFB has delivered notice to RUS that this Agreement Amending Note has been accepted by FFB;

            (C)  shall not be earlier than the date of such Election Notice;

            (D)  shall not be earlier than 5 Business Days after the Borrower has delivered the Election Notice to RUS; and

            (E)  shall not be later than the first anniversary of the date of this Agreement Amending Note first above written.

        (b)   RUS shall have:

          (1)   determined that all limitations, conditions, and requirements of the Final Maturity Extension Authority have been satisfied; and

          (2)   completed processing the Borrower's Final Maturity Extension Election.

        (c)   FFB shall have received from RUS not less than 5 Business Days before the respective Requested Effective Date a notice, in the form of notice prescribed by FFB, that RUS has completed processing of the Borrower's Final Maturity Extension Election (any such notice being an "Election Processing Completion Notice").

        (d)   If (1) FFB has received from RUS an Election Processing Completion Notice with respect to the Designated Advances; and (2) FFB determines that the aggregate discounted present value to FFB of the Designated Advances will be less after the final maturity extension than the aggregate discounted present value to FFB of the Designated Advances before the final maturity extension, as of the Requested Effective Date, then RUS shall have tendered to FFB, on the respective Requested Effective Date, an amount equal to the reduction in the aggregate discounted present value of the Advances by an internal transfer of funds on the books of the United States Department of the Treasury. The aggregate discounted present value of the Designated Advances shall be calculated by FFB as of the close of business on the second Business Day before the Requested Effective Date using standard calculation methods of the United States Department of the Treasury, and the determination by FFB of the amount payable by RUS to FFB shall be final.

4.     Borrower's Agreement Regarding Election Processing Completion Notices.

        The Borrower hereby agrees that FFB, for its purposes, may consider any Election Processing Completion Notice delivered by RUS to FFB in accordance with Part I of this Agreement Amending Note to be an accurate representation that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances identified therein and evidence that RUS has completed processing that Final Maturity Extension Election.

5.     Final Maturity Extension Effective Date; Advances Governed by Part II.

        (a)   If an Election Processing Completion Notice is received by FFB at least 5 Business Days before the Requested Effective Date specified by the Borrower in the respective Election Notice, and

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all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on such Requested Effective Date (in such event, the Requested Effective Date being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

        (b)   If an Election Processing Completion Notice is not received by FFB at least 5 Business Days before the respective Requested Effective Date, but all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice (in such event, the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

6.     Rescissions of Final Maturity Extension Elections.

        The Borrower may rescind a Final Maturity Extension Election made with respect to the Designated Advances only in accordance with the provisions of this paragraph 6. For a rescission of a Final Maturity Extension Election to be effective, both FFB and RUS must have received from the Borrower, not later than 3:30 p.m. (Washington, DC, time) 2 Business Days before the respective Requested Effective Date, a written notice specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election (which must be all of the Designated Advances specified in the related Election Notice). The written rescission notice may be delivered by facsimile transmission to FFB at (202) 622-0707, and to RUS at (202) 720-1401, or at such other facsimile number or numbers as FFB and RUS may from time to time communicate to the Borrower. In specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election, the Borrower must recite in the written rescission notice both the FFB advance identifier for each of the Designated Advances (as specified for such Designated Advance in Schedule I attached hereto) and the RUS account number for each of the Designated Advances.

7.     Amount Due on First Payment Date After Effective Date.

        For the Designated Advances with respect to which the Borrower makes a Final Maturity Extension Election:

        (a)   if the Borrower has specified in the related Election Notice a Business Day occurring during the first 2 months of any calendar quarter to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for the Designated Advances shall be an amount that is equal to a full quarterly payment that is

4

due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

        (b)   if the Borrower has specified in the related Election Notice the first immediately following Payment Date to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the amount that is due and payable on that Payment Date shall be an amount that is equal to a full quarterly payment that is due in accordance with the payment schedule that applied to such Designated Advance immediately before such Final Maturity Extension Effective Date; and

          (2)   the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Designated Advance shall be an amount that is equal to a full quarterly payment that is due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

8.
Application of Final Maturity Extension Authority Fee Paid by Borrower in event that Final Maturity Extension Does Not Become Effective.

        In the event that the conditions that apply to making a Final Maturity Extension Election for the Designated Advances are not satisfied for any reason, and the final maturity of the outstanding principal balances of the Designated Advances is not extended, then the fee paid by the Borrower to RUS pursuant to the Final Maturity Extension Authority for extending the final maturity of the Designated Advances shall be applied by RUS on the first Payment Date to occur thereafter toward the next payment due on the Designated Advances. No interest shall be earned or paid on the amount of the fee paid by the Borrower for the time that RUS holds the fee.

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PART II

TERMS APPLICABLE TO EXTENDED ADVANCES

1.     Promise to Pay.

        FOR VALUE RECEIVED, the Borrower (which term includes any successors or assigns) promises to pay FFB (which term includes any successors or assigns) at the time, in the manner, and with interest at the rates hereinafter provided, the principal amount of the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election, as provided in paragraph 2 of Part I of this Agreement Amending Note (each Designated Advance with respect to which the Borrower has made a Final Maturity Extension Election being, from and after the Final Maturity Extension Effective Date for such Final Maturity Date Election, an "Extended Advance," and more than one such Outstanding Advance being "Extended Advances").

2.     Principal Amount of Extended Advances.

        The principal amount of each Extended Advance governed by this Part II shall be the unpaid principal balance of the respective Designated Advance, as determined by FFB as of the respective Final Maturity Extension Effective Date.

3.     New Final Maturity Date for Extended Advances.

        Each Extended Advance governed by this Part II shall mature on the date specified on page 1 of this Agreement Amending Note as the "New Final Maturity Date" (such date being the "New Final Maturity Date" for such Extended Advance).

4.     Interest Rate and Applicable Fee for Extended Advances; Computation of Interest.

        (a)   The interest rate applicable to each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance governed by this Part II shall be the same interest rate that was applicable and, if the Original Note is a refinancing note, the same fee that was applicable to the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

        (b)   Subject to paragraph 8 of this Part II, interest on each Extended Advance and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance shall accrue and be computed in the same manner as interest and, if the Original Note is a refinancing note, the fee accrued and were computed on the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

5.     Payment of Interest and, if Applicable, Refinancing Note Fee.

        Interest accrued on the outstanding principal amount of each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the applicable fee accrued on the outstanding principal amount of each Extended Advance governed by this Part II shall be due and payable on each Payment Date, commencing on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance up through and including the New Final Maturity Date for such Extended Advance.

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6.     Payment of Principal.

        The principal amount of each Extended Advance governed by this Part II shall be payable in accordance with the following provisions:

        (a)   Principal payments on each Extended Advance shall begin on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance and shall be made on each subsequent Payment Date until such Extended Advance is paid in full on or before the New Final Maturity Date.

        (b)   The amount of each quarterly payment of principal, interest, and, if the Original Note is a refinancing note, the applicable fee shall be newly computed as of the Final Maturity Extension Effective Date, so that the amount of each such quarterly payment consisting of a principal installment and accrued interest and, if the Original Note is a refinancing note, accrued applicable fee due and payable on the first Payment Date occurring immediately after the Final Maturity Extension Effective Date is substantially equal the amount of every other quarterly payment ("level debt service"). With respect to each Extended Advance, the newly computed level quarterly payments of principal, accrued interest, and, if the Original Note is a refinancing note, the applicable fee shall be paid on each Payment Date occurring after the Final Maturity Extension Effective Date, beginning with the first Payment Date occurring immediately after the Final Maturity Extension Effective Date for such Extended Advance and ending on the New Final Maturity Date.

        (c)   The aggregate of all quarterly payments on such Extended Advance shall be such as will pay the entire principal amount of such Extended Advance, and all interest and, if the Original Note is a refinancing note, the applicable fee accrued thereon, on or before the New Final Maturity Date.

7.     Business Days.

        (a)   Whenever any Payment Date or the New Final Maturity Date shall fall on a day that is not a Business Day, the payment that would otherwise be due on such Payment Date or the New Final Maturity Date, as the case may be, shall be due on the first Business Day thereafter.

        (b)   In the event that any Payment Date for any Extended Advance falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be included in computing interest in connection with such payment and excluded in connection with the next payment.

        (c)   In the event that the New Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on the New Final Maturity Date shall be included in computing interest in connection with such payment.

8.     Late Charges.

        (a)   In the event that any payment of any amount owing on account of any Extended Advance governed by this Part II is not made when and as due (any such amount being then an "Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the "Late Charge") computed in accordance with this subparagraph (a).

          (1)   The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 7 of this Part II) to the actual date on which payment is made.

          (2)   The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 7 of this Part II) to (and including) the date on which payment is made, and (B) a year

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  of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

          (3)   The Late Charge shall accrue at a rate (the "Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

          (4)   The initial Late Charge Rate shall be in effect until the earlier to occur of either (a) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of accrued Late Charge are not paid on or before the next such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made.

        (b)   Nothing in subparagraph (a) of this paragraph 8 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of all Extended Advances governed by this Part II on the dates specified in this Part II.

9.     Final Due Date.

        Notwithstanding anything in this Agreement Amending Note to the contrary, all amounts outstanding under this Agreement Amending Note on account of each Extended Advance governed by this Part II, which amounts remain unpaid as of the new Final Maturity Date, shall be due and payable on the new Final Maturity Date.

10.   Application of Payments.

        Each payment made on any Extended Advance governed by this Part II shall be applied first to the payment of any Late Charge payable under paragraph 8 of this Part II, then to the payment of any premium payable under paragraph 11 of this Part II, then to the payment of accrued interest and the applicable fee payable under paragraph 4 of this Part II, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 2 of Part III of this Agreement Amending Note.

11.   Prepayment Privileges and Refinancing Privileges.

        The prepayment privileges applicable to each Extended Advance governed by this Part II shall be the same prepayment privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note. If the Existing Note included refinancing privileges applicable to the Designated Advances, the refinancing privileges applicable to each Extended Advance governed by this Part II shall be the same refinancing privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note.

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PART III

GENERAL

1.     Payment by Electronic Funds Transfer.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, each payment on each Extended Advance shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York, or such other account as may be specified from time to time by FFB or by RUS, as loan servicing agent for FFB.

2.     Loan Servicing Expense Fee.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, the Borrower agrees to pay FFB an annual loan servicing expense fee, assessed by FFB pursuant to section 6(c) of the FFB Act, in the amount of one one-thousandth of one percent (0.00001) of the aggregate unpaid principal balance of all Extended Advances on December 31 of each year. The loan servicing expense fee for each year shall be due and payable by the Borrower on the March-31 Payment Date of the immediately following year, after taking into account any payment made on the December-31 Payment Date of the respective year.

3.     No Novation.

        This Agreement Amending Note shall not be deemed, construed, or interpreted for any purpose to be a novation of the Existing Note.

4.     Security Instrument; RUS as "Holder" of Agreement Amending Note for Purposes of the Security Instrument.

        This Agreement Amending Note shall be included as one of several notes entitled to the benefits and security of the particular security instrument or instruments specified on page 1 of this Agreement Amending Note (such security instrument or instruments, as it or they may have heretofore been, and as it or they may hereafter be, amended, supplemented, restated, or consolidated from time to time in accordance with its or their terms, being, collectively, the "Security Instrument"), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to REA, predecessor to RUS, or to RUS, as the case may be, as set forth in the Security Instrument. For purposes of the Security Instrument, RUS shall be considered to be, and shall have the rights, powers, privileges, and remedies of, the holder of this Agreement Amending Note.

5.     Existing Note Remains In Effect.

        Excepted as modified herein, the Existing Note shall remain in full force and effect until all amounts due and payable thereunder have been paid in full.

6.     RUS Guarantee Remains In Effect.

        Notwithstanding the modification to the Existing Note made by this Agreement Amending Note, the Administrator of RUS hereby confirms that the guarantee set forth at the end of the Existing Note, as modified herein, shall remain in full force and effect.

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7.     Further Amendments to Existing Note and this Agreement Amending Note.

        To the extent not inconsistent with applicable law, the Existing Note and this Agreement Amending Note, for so long as FFB is the holder thereof, shall be subject to further modification by such additional amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

8.     Effective Date of this Agreement Amending Note.

        This Agreement Amending Note shall not become effective until it has been executed by all of the Borrower, FFB, and the Administrator of RUS. When this Agreement Amending Note has been so executed, it shall become effective as of the date first above written.

9.     Severability.

        Any provision of this Agreement Amending Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

10.   Headings.

        The descriptive headings of the various paragraphs and subparagraphs of this Agreement Amending Note were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

11.   Counterparts.

        This Agreement Amending Note may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

12.   Incorporation of Exhibits and Schedules.

        Schedule I attached hereto (a listing of the "Designated Advances") and Exhibit A attached hereto (the form of "Election Notice") collectively form an integral part of this Agreement Amending Note, and are incorporated herein by reference.

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        IN WITNESS WHEREOF, the Borrower has caused this Agreement Amending Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, and FFB and the Administrator of RUS have each caused this Agreement Amending Note to be executed by their respective duly authorized officials.

SEAL:
OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
ATTEST:
By:		By:
Name:	Patricia N. Nash	Name:	Thomas A. Smith
Title:	Secretary	Title:	President and Chief Executive Officer
FEDERAL FINANCING BANK
By:
		Name:	Roger Kodat
		Title:	Vice President and Treasurer
UNITED STATES OF AMERICA, acting through the Administrator of the Rural Utilities Service
By:
Name:
Title:

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TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        The Retained Indebtedness Note referred to herein, as amended by this Agreement Amending Note, is one of the Obligations referred to in the Indenture, dated as of March 1, 1997, by Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee.

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:	Vice President

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SCHEDULE I

DESIGNATED ADVANCES

SCHEDULE I

THE "DESIGNATED ADVANCES"

FFB Advance Identifier	RUS Account Number	Original Advance Date(1)	Principal Amount(2)	Current Final Maturity Date
0012 0031	H0405	09/03/80	$4,956,154.37	12/31/14
0012 0044	H0810	10/25/84	13,488,072.06	12/31/18
0012 0047	H0825	01/24/85	19,272,205.57	12/31/19

(1)
In the case of the "Original Note" being a refinancing note, the "Original Advance Date" for a Designated Advance should nevertheless be the date on which the respective Designated Advance was originally made, which will be a date earlier than the date of the refinancing note.

(2)
In the case of the "Original Note" being a refinancing note, the "Principal Amount" for a Designated Advance should be the principal balance of the respective Designated Advance as specified in the refinancing note. In all other cases, the "Principal Amount" should be the amount originally disbursed.

EXHIBIT A

FORM OF

ELECTION NOTICE

ELECTION NOTICE

NOTICE TO:

Administrator
Rural Utilities Service
United States Department of Agriculture
Room                         , South Agriculture Building
14th Street and Independence Avenue, SW
Washington, DC 20220

        Reference is made to the Agreement Amending Note dated as of                                      (the "Agreement Amending Note"), made by and among                         [Name of Borrower] (the "Borrower"), the Federal Financing Bank ("FFB"), and the Administrator of the Rural Utilities Service ("RUS").

        1.     Identification of advances respecting which the Borrower elect to extend the final maturity:

Under the terms of Part I of the Agreement Amending Note, the Borrower hereby notifies RUS that the Borrower wishes to make a "Final Maturity Extension Election" with respect to the following "Designated Advances":

RUS(1) NOTE NUMBER	RUS(1) ACCOUNT NUMBER	FFB(1) ADVANCE IDENTIFIER

        2.     Specification of date on which Borrower requests that the maturity extension become effective:

        The Borrower requests that the extension of the final maturity of the unpaid principal balance of each advance identified above become effective on                                    (the "Requested Effective Date").(2)

        3.     Certification as to authority of signatory:

        The undersigned does certify, as of the date of this Election Notice, that the authority of the undersigned to make, on behalf of the Borrower, the election contained in this Election Notice is valid and in full force and effect.

[Name of Borrower]
BY:
Signature:
Print Name:
Title:
Date:

NOTES

(1)
For each Designated Advance with respect to which the Borrower elects to extend the final maturity, the Borrower must identify the Designated Advance by referencing (a) the "RUS note number" assigned by RUS to the note under which the advance was made, (b) the "RUS account number" assigned by RUS to the Designated Advance, and (c) the "FFB advance identifier" assigned by FFB to the Designated Advance. The FFB advance identifier for each Designated Advance is indicated on Schedules I attached to the Agreement Amending Note.

(2)
The "Requested Effective Date" (a) may be any Business Day (i.e. any day on which both FFB and the Federal Reserve Bank of New York are open for business) occurring during the first 2 months of any calendar quarter, or (b) may be the last day of any calendar quarter, and (c) may not be earlier than the fifth Business Day after FFB has notified RUS that the Agreement Amending Note has been accepted by FFB.

Exhibit F

[Form of Agreement No. 5 Amending Note]

FOR FFB USE ONLY:
Note Identifier:

Purchase Date:

FOR RUS USE ONLY:
RUS Note Number:
Date of Original Note		..(1)
Maximum Principal Amount of Original Note		..
New Final Maturity Date	December 31, 2034.
Security Instrument

(1)
In the case of a refinancing note, the date of the refinancing note.

AGREEMENT AMENDING NOTE made as of
                             , by and among

  (the "Borrower"), a                                    duly organized and existing under the laws of the State of                                    ; the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America; and the ADMINISTRATOR of the RURAL UTILITIES SERVICE ("RUS"), a Rural Development agency in the United States Department of Agriculture, successor to the Administrator of the Rural Electrification Administration ("REA").

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PART I

DESCRIPTION OF ORIGINAL NOTE;
PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION

1.     Agreement Amending Note.

        (a)   This Agreement Amending Note amends and modifies the particular promissory note made by the Borrower payable to FFB bearing the date specified at the top of page 1 of this Agreement Amending Note and in the maximum principal amount specified at the top of page 1 of this Agreement Amending Note (such promissory note being the "Original Note," and the Original Note (which may be a refinancing note), as it may have heretofore been amended, modified, supplemented (including, without limitation, by a substitute note), or restated, being the "Existing Note"), which Existing Note has heretofore been fully guaranteed by either the Administrator of RUS or his predecessor, the Administrator of REA, as the case may be.

        (b)   The respective terms of the Existing Note shall remain in full force and effect as to each "Advance" (as that term is defined in the Existing Note) that is, as of the date of this Agreement Amending Note, outstanding under and evidenced by the Existing Note until the the effective date of any extension of the final maturity of such Advance, as provided in paragraph 2 of this Part I.

2.     Final Maturity Extension Election.

        (a)   For so long as section 316 of the Rural Electrification Act of 1936 (7 U.S.C. § 940f), as such provision was added by section 774 of the Agriculture, Rural Development, Food and Drug Administration, and Related Agencies Appropriations Act, 2006 (Pub. L. No. 109-97) (such provision being the "Final Maturity Extension Authority"), shall be in effect, and subject to the terms and conditions of this Part I, the Borrower may elect to extend the final maturity of the unpaid principal balance of each of the Advances specified on Schedule I of this Agreement Amending Note (such Advances being, collectively, the "Designated Advances," and each such Advance being, individually, a "Designated Advance"), and have the terms of Part II of this Agreement Amending Note govern each of the Designated Advances (any such an election being a "Final Maturity Extension Election"). As provided in the Final Maturity Extension Authority, the Borrower may make only one Final Maturity Extension Election for the Designated Advances.

        (b)   By executing this Agreement Amending Note, RUS acknowledges that the Borrower has tendered to RUS the amount of the fee that is required by the terms of the Final Maturity Extension Authority in connection with extending the final maturity of the outstanding principal balances of the Designated Advances.

3.     Conditions to Final Maturity Extension Election.

        The terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances if and when all of the following conditions shall have been satisfied:

        (a)   The Borrower shall have delivered to RUS a notice, in the form of notice attached hereto as Exhibit A, that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances (such notice being an "Election Notice"), which notice shall:

          (1)   identify the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election;

          (2)   specify the date on which the Borrower requests that the final maturity extension of the unpaid principal balances of the Designated Advances become effective, being also the date on

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  which the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances (such date being the "Requested Effective Date"), which date:

            (A)  may be either (i) any day on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a "Business Day") occurring during the first 2 months of any calendar quarter, or (ii) the last day of any calendar quarter (the last day of each calendar quarter being a "Payment Date");

            (B)  shall not be earlier than 5 Business Days after FFB has delivered notice to RUS that this Agreement Amending Note has been accepted by FFB;

            (C)  shall not be earlier than the date of such Election Notice;

            (D)  shall not be earlier than 5 Business Days after the Borrower has delivered the Election Notice to RUS; and

            (E)  shall not be later than the first anniversary of the date of this Agreement Amending Note first above written.

        (b)   RUS shall have:

          (1)   determined that all limitations, conditions, and requirements of the Final Maturity Extension Authority have been satisfied; and

          (2)   completed processing the Borrower's Final Maturity Extension Election.

        (c)   FFB shall have received from RUS not less than 5 Business Days before the respective Requested Effective Date a notice, in the form of notice prescribed by FFB, that RUS has completed processing of the Borrower's Final Maturity Extension Election (any such notice being an "Election Processing Completion Notice").

        (d)   If (1) FFB has received from RUS an Election Processing Completion Notice with respect to the Designated Advances; and (2) FFB determines that the aggregate discounted present value to FFB of the Designated Advances will be less after the final maturity extension than the aggregate discounted present value to FFB of the Designated Advances before the final maturity extension, as of the Requested Effective Date, then RUS shall have tendered to FFB, on the respective Requested Effective Date, an amount equal to the reduction in the aggregate discounted present value of the Advances by an internal transfer of funds on the books of the United States Department of the Treasury. The aggregate discounted present value of the Designated Advances shall be calculated by FFB as of the close of business on the second Business Day before the Requested Effective Date using standard calculation methods of the United States Department of the Treasury, and the determination by FFB of the amount payable by RUS to FFB shall be final.

4.     Borrower's Agreement Regarding Election Processing Completion Notices.

        The Borrower hereby agrees that FFB, for its purposes, may consider any Election Processing Completion Notice delivered by RUS to FFB in accordance with Part I of this Agreement Amending Note to be an accurate representation that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances identified therein and evidence that RUS has completed processing that Final Maturity Extension Election.

5.     Final Maturity Extension Effective Date; Advances Governed by Part II.

        (a)   If an Election Processing Completion Notice is received by FFB at least 5 Business Days before the Requested Effective Date specified by the Borrower in the respective Election Notice, and

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all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on such Requested Effective Date (in such event, the Requested Effective Date being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

        (b)   If an Election Processing Completion Notice is not received by FFB at least 5 Business Days before the respective Requested Effective Date, but all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice (in such event, the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

6.     Rescissions of Final Maturity Extension Elections.

        The Borrower may rescind a Final Maturity Extension Election made with respect to the Designated Advances only in accordance with the provisions of this paragraph 6. For a rescission of a Final Maturity Extension Election to be effective, both FFB and RUS must have received from the Borrower, not later than 3:30 p.m. (Washington, DC, time) 2 Business Days before the respective Requested Effective Date, a written notice specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election (which must be all of the Designated Advances specified in the related Election Notice). The written rescission notice may be delivered by facsimile transmission to FFB at (202) 622-0707, and to RUS at (202) 720-1401, or at such other facsimile number or numbers as FFB and RUS may from time to time communicate to the Borrower. In specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election, the Borrower must recite in the written rescission notice both the FFB advance identifier for each of the Designated Advances (as specified for such Designated Advance in Schedule I attached hereto) and the RUS account number for each of the Designated Advances.

7.     Amount Due on First Payment Date After Effective Date.

        For the Designated Advances with respect to which the Borrower makes a Final Maturity Extension Election:

        (a)   if the Borrower has specified in the related Election Notice a Business Day occurring during the first 2 months of any calendar quarter to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for the Designated Advances shall be an amount that is equal to a full quarterly payment that is

4

due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

        (b)   if the Borrower has specified in the related Election Notice the first immediately following Payment Date to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the amount that is due and payable on that Payment Date shall be an amount that is equal to a full quarterly payment that is due in accordance with the payment schedule that applied to such Designated Advance immediately before such Final Maturity Extension Effective Date; and

          (2)   the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Designated Advance shall be an amount that is equal to a full quarterly payment that is due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

8.
Application of Final Maturity Extension Authority Fee Paid by Borrower in event that Final Maturity Extension Does Not Become Effective.

        In the event that the conditions that apply to making a Final Maturity Extension Election for the Designated Advances are not satisfied for any reason, and the final maturity of the outstanding principal balances of the Designated Advances is not extended, then the fee paid by the Borrower to RUS pursuant to the Final Maturity Extension Authority for extending the final maturity of the Designated Advances shall be applied by RUS on the first Payment Date to occur thereafter toward the next payment due on the Designated Advances. No interest shall be earned or paid on the amount of the fee paid by the Borrower for the time that RUS holds the fee.

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PART II

TERMS APPLICABLE TO EXTENDED ADVANCES

1.     Promise to Pay.

        FOR VALUE RECEIVED, the Borrower (which term includes any successors or assigns) promises to pay FFB (which term includes any successors or assigns) at the time, in the manner, and with interest at the rates hereinafter provided, the principal amount of the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election, as provided in paragraph 2 of Part I of this Agreement Amending Note (each Designated Advance with respect to which the Borrower has made a Final Maturity Extension Election being, from and after the Final Maturity Extension Effective Date for such Final Maturity Date Election, an "Extended Advance," and more than one such Outstanding Advance being "Extended Advances").

2.     Principal Amount of Extended Advances.

        The principal amount of each Extended Advance governed by this Part II shall be the unpaid principal balance of the respective Designated Advance, as determined by FFB as of the respective Final Maturity Extension Effective Date.

3.     New Final Maturity Date for Extended Advances.

        Each Extended Advance governed by this Part II shall mature on the date specified on page 1 of this Agreement Amending Note as the "New Final Maturity Date" (such date being the "New Final Maturity Date" for such Extended Advance).

4.
Interest Rate and Applicable Fee for Extended Advances; Computation of Interest.

        (a)   The interest rate applicable to each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance governed by this Part II shall be the same interest rate that was applicable and, if the Original Note is a refinancing note, the same fee that was applicable to the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

        (b)   Subject to paragraph 8 of this Part II, interest on each Extended Advance and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance shall accrue and be computed in the same manner as interest and, if the Original Note is a refinancing note, the fee accrued and were computed on the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

5.     Payment of Interest and, if Applicable, Refinancing Note Fee.

        Interest accrued on the outstanding principal amount of each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the applicable fee accrued on the outstanding principal amount of each Extended Advance governed by this Part II shall be due and payable on each Payment Date, commencing on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance up through and including the New Final Maturity Date for such Extended Advance.

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6.     Payment of Principal.

        The principal amount of each Extended Advance governed by this Part II shall be payable in accordance with the following provisions:

        (a)   Principal payments on each Extended Advance shall begin on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance and shall be made on each subsequent Payment Date until such Extended Advance is paid in full on or before the New Final Maturity Date.

        (b)   The amount of each quarterly payment of principal, interest, and, if the Original Note is a refinancing note, the applicable fee shall be newly computed as of the Final Maturity Extension Effective Date, so that the amount of each such quarterly payment consisting of a principal installment and accrued interest and, if the Original Note is a refinancing note, accrued applicable fee due and payable on the first Payment Date occurring immediately after the Final Maturity Extension Effective Date is substantially equal the amount of every other quarterly payment ("level debt service"). With respect to each Extended Advance, the newly computed level quarterly payments of principal, accrued interest, and, if the Original Note is a refinancing note, the applicable fee shall be paid on each Payment Date occurring after the Final Maturity Extension Effective Date, beginning with the first Payment Date occurring immediately after the Final Maturity Extension Effective Date for such Extended Advance and ending on the New Final Maturity Date.

        (c)   The aggregate of all quarterly payments on such Extended Advance shall be such as will pay the entire principal amount of such Extended Advance, and all interest and, if the Original Note is a refinancing note, the applicable fee accrued thereon, on or before the New Final Maturity Date.

7.     Business Days.

        (a)   Whenever any Payment Date or the New Final Maturity Date shall fall on a day that is not a Business Day, the payment that would otherwise be due on such Payment Date or the New Final Maturity Date, as the case may be, shall be due on the first Business Day thereafter.

        (b)   In the event that any Payment Date for any Extended Advance falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be included in computing interest in connection with such payment and excluded in connection with the next payment.

        (c)   In the event that the New Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on the New Final Maturity Date shall be included in computing interest in connection with such payment.

8.     Late Charges.

        (a)   In the event that any payment of any amount owing on account of any Extended Advance governed by this Part II is not made when and as due (any such amount being then an "Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the "Late Charge") computed in accordance with this subparagraph (a).

          (1)   The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 7 of this Part II) to the actual date on which payment is made.

          (2)   The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 7 of this Part II) to (and including) the date on which payment is made, and (B) a year

7

  of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

          (3)   The Late Charge shall accrue at a rate (the "Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

          (4)   The initial Late Charge Rate shall be in effect until the earlier to occur of either (a) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of accrued Late Charge are not paid on or before the next such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made.

        (b)   Nothing in subparagraph (a) of this paragraph 8 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of all Extended Advances governed by this Part II on the dates specified in this Part II.

9.     Final Due Date.

        Notwithstanding anything in this Agreement Amending Note to the contrary, all amounts outstanding under this Agreement Amending Note on account of each Extended Advance governed by this Part II, which amounts remain unpaid as of the new Final Maturity Date, shall be due and payable on the new Final Maturity Date.

10.   Application of Payments.

        Each payment made on any Extended Advance governed by this Part II shall be applied first to the payment of any Late Charge payable under paragraph 8 of this Part II, then to the payment of any premium payable under paragraph 11 of this Part II, then to the payment of accrued interest and the applicable fee payable under paragraph 4 of this Part II, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 2 of Part III of this Agreement Amending Note.

11.   Prepayment Privileges and Refinancing Privileges.

        The prepayment privileges applicable to each Extended Advance governed by this Part II shall be the same prepayment privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note. If the Existing Note included refinancing privileges applicable to the Designated Advances, the refinancing privileges applicable to each Extended Advance governed by this Part II shall be the same refinancing privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note.

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PART III

GENERAL

1.     Payment by Electronic Funds Transfer.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, each payment on each Extended Advance shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York, or such other account as may be specified from time to time by FFB or by RUS, as loan servicing agent for FFB.

2.     Loan Servicing Expense Fee.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, the Borrower agrees to pay FFB an annual loan servicing expense fee, assessed by FFB pursuant to section 6(c) of the FFB Act, in the amount of one one-thousandth of one percent (0.00001) of the aggregate unpaid principal balance of all Extended Advances on December 31 of each year. The loan servicing expense fee for each year shall be due and payable by the Borrower on the March-31 Payment Date of the immediately following year, after taking into account any payment made on the December-31 Payment Date of the respective year.

3.     No Novation.

        This Agreement Amending Note shall not be deemed, construed, or interpreted for any purpose to be a novation of the Existing Note.

4.     Security Instrument; RUS as "Holder" of Agreement Amending Note for Purposes of the Security Instrument.

        This Agreement Amending Note shall be included as one of several notes entitled to the benefits and security of the particular security instrument or instruments specified on page 1 of this Agreement Amending Note (such security instrument or instruments, as it or they may have heretofore been, and as it or they may hereafter be, amended, supplemented, restated, or consolidated from time to time in accordance with its or their terms, being, collectively, the "Security Instrument"), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to REA, predecessor to RUS, or to RUS, as the case may be, as set forth in the Security Instrument. For purposes of the Security Instrument, RUS shall be considered to be, and shall have the rights, powers, privileges, and remedies of, the holder of this Agreement Amending Note.

5.     Existing Note Remains In Effect.

        Excepted as modified herein, the Existing Note shall remain in full force and effect until all amounts due and payable thereunder have been paid in full.

6.     RUS Guarantee Remains In Effect.

        Notwithstanding the modification to the Existing Note made by this Agreement Amending Note, the Administrator of RUS hereby confirms that the guarantee set forth at the end of the Existing Note, as modified herein, shall remain in full force and effect.

9

7.     Further Amendments to Existing Note and this Agreement Amending Note.

        To the extent not inconsistent with applicable law, the Existing Note and this Agreement Amending Note, for so long as FFB is the holder thereof, shall be subject to further modification by such additional amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

8.     Effective Date of this Agreement Amending Note.

        This Agreement Amending Note shall not become effective until it has been executed by all of the Borrower, FFB, and the Administrator of RUS. When this Agreement Amending Note has been so executed, it shall become effective as of the date first above written.

9.     Severability.

        Any provision of this Agreement Amending Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

10.   Headings.

        The descriptive headings of the various paragraphs and subparagraphs of this Agreement Amending Note were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

11.   Counterparts.

        This Agreement Amending Note may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

12.   Incorporation of Exhibits and Schedules.

        Schedule I attached hereto (a listing of the "Designated Advances") and Exhibit A attached hereto (the form of "Election Notice") collectively form an integral part of this Agreement Amending Note, and are incorporated herein by reference.

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        IN WITNESS WHEREOF, the Borrower has caused this Agreement Amending Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, and FFB and the Administrator of RUS have each caused this Agreement Amending Note to be executed by their respective duly authorized officials.

SEAL:
OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
ATTEST:
By:		By:
Name:	Patricia N. Nash	Name:	Thomas A. Smith
Title:	Secretary	Title:	President and Chief Executive Officer
FEDERAL FINANCING BANK
By:
		Name:	Roger Kodat
		Title:	Vice President and Treasurer
UNITED STATES OF AMERICA, acting through the Administrator of the Rural Utilities Service
By:
Name:
Title:

11

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        The Retained Indebtedness Note referred to herein, as amended by this Agreement Amending Note, is one of the Obligations referred to in the Indenture, dated as of March 1, 1997, by Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee.

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:	Vice President

12

SCHEDULE I

DESIGNATED ADVANCES

SCHEDULE I

THE "DESIGNATED ADVANCES"

FFB Advance Identifier	RUS Account Number	Original Advance Date(1)	Principal Amount(2)	Current Final Maturity Date
0012 0030	H0390	06/03/80	$10,716,447.56	12/31/14
0012 0032	H0540	09/15/81	19,325,837.89	12/31/15
0012 0033	H0620	05/20/82	559,805.99	01/03/17
0012 0034	H0630	06/17/82	6,919,497.94	01/03/17
0012 0137	H0665	09/01/82	10,827,984.85	01/03/17
0012 0038	H0845	04/18/85	215,275.09	12/31/19

(1)
In the case of the "Original Note" being a refinancing note, the "Original Advance Date" for a Designated Advance should nevertheless be the date on which the respective Designated Advance was originally made, which will be a date earlier than the date of the refinancing note.

(2)
In the case of the "Original Note" being a refinancing note, the "Principal Amount" for a Designated Advance should be the principal balance of the respective Designated Advance as specified in the refinancing note. In all other cases, the "Principal Amount" should be the amount originally disbursed.

EXHIBIT A

FORM OF

ELECTION NOTICE

ELECTION NOTICE

NOTICE TO:

Administrator
Rural Utilities Service
United States Department of Agriculture
Room                         , South Agriculture Building
14th Street and Independence Avenue, SW
Washington, DC 20220

        Reference is made to the Agreement Amending Note dated as of                                      (the "Agreement Amending Note"), made by and among                         [Name of Borrower] (the "Borrower"), the Federal Financing Bank ("FFB"), and the Administrator of the Rural Utilities Service ("RUS").

        1.     Identification of advances respecting which the Borrower elect to extend the final maturity:

Under the terms of Part I of the Agreement Amending Note, the Borrower hereby notifies RUS that the Borrower wishes to make a "Final Maturity Extension Election" with respect to the following "Designated Advances":

RUS(1) NOTE NUMBER	RUS(1) ACCOUNT NUMBER	FFB(1) ADVANCE IDENTIFIER

        2.     Specification of date on which Borrower requests that the maturity extension become effective:

        The Borrower requests that the extension of the final maturity of the unpaid principal balance of each advance identified above become effective on                                    (the "Requested Effective Date").(2)

        3.     Certification as to authority of signatory:

        The undersigned does certify, as of the date of this Election Notice, that the authority of the undersigned to make, on behalf of the Borrower, the election contained in this Election Notice is valid and in full force and effect.

[Name of Borrower]
BY:
Signature:
Print Name:
Title:
Date:

NOTES

(1)
For each Designated Advance with respect to which the Borrower elects to extend the final maturity, the Borrower must identify the Designated Advance by referencing (a) the "RUS note number" assigned by RUS to the note under which the advance was made, (b) the "RUS account number" assigned by RUS to the Designated Advance, and (c) the "FFB advance identifier" assigned by FFB to the Designated Advance. The FFB advance identifier for each Designated Advance is indicated on Schedules I attached to the Agreement Amending Note.

(2)
The "Requested Effective Date" (a) may be any Business Day (i.e. any day on which both FFB and the Federal Reserve Bank of New York are open for business) occurring during the first 2 months of any calendar quarter, or (b) may be the last day of any calendar quarter, and (c) may not be earlier than the fifth Business Day after FFB has notified RUS that the Agreement Amending Note has been accepted by FFB.

Exhibit G

[Form of Agreement No. 6 Amending Note]

FOR FFB USE ONLY:
Note Identifier:

Purchase Date:

FOR RUS USE ONLY:
RUS Note Number:
Date of Original Note		..(1)
Maximum Principal Amount of Original Note		..
New Final Maturity Date	December 31, 2037.
Security Instrument

(1)
In the case of a refinancing note, the date of the refinancing note.

AGREEMENT AMENDING NOTE made as of
                             , by and among

  (the "Borrower"), a                                    duly organized and existing under the laws of the State of                                    ; the FEDERAL FINANCING BANK ("FFB"), a body corporate and instrumentality of the United States of America; and the ADMINISTRATOR of the RURAL UTILITIES SERVICE ("RUS"), a Rural Development agency in the United States Department of Agriculture, successor to the Administrator of the Rural Electrification Administration ("REA").

PART I

DESCRIPTION OF ORIGINAL NOTE;
PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION

1.     Agreement Amending Note.

        (a)   This Agreement Amending Note amends and modifies the particular promissory note made by the Borrower payable to FFB bearing the date specified at the top of page 1 of this Agreement Amending Note and in the maximum principal amount specified at the top of page 1 of this Agreement Amending Note (such promissory note being the "Original Note," and the Original Note (which may be a refinancing note), as it may have heretofore been amended, modified, supplemented (including, without limitation, by a substitute note), or restated, being the "Existing Note"), which Existing Note has heretofore been fully guaranteed by either the Administrator of RUS or his predecessor, the Administrator of REA, as the case may be.

        (b)   The respective terms of the Existing Note shall remain in full force and effect as to each "Advance" (as that term is defined in the Existing Note) that is, as of the date of this Agreement Amending Note, outstanding under and evidenced by the Existing Note until the the effective date of any extension of the final maturity of such Advance, as provided in paragraph 2 of this Part I.

2.     Final Maturity Extension Election.

        (a)   For so long as section 316 of the Rural Electrification Act of 1936 (7 U.S.C. § 940f), as such provision was added by section 774 of the Agriculture, Rural Development, Food and Drug Administration, and Related Agencies Appropriations Act, 2006 (Pub. L. No. 109-97) (such provision being the "Final Maturity Extension Authority"), shall be in effect, and subject to the terms and conditions of this Part I, the Borrower may elect to extend the final maturity of the unpaid principal balance of each of the Advances specified on Schedule I of this Agreement Amending Note (such Advances being, collectively, the "Designated Advances," and each such Advance being, individually, a "Designated Advance"), and have the terms of Part II of this Agreement Amending Note govern each of the Designated Advances (any such an election being a "Final Maturity Extension Election"). As provided in the Final Maturity Extension Authority, the Borrower may make only one Final Maturity Extension Election for the Designated Advances.

        (b)   By executing this Agreement Amending Note, RUS acknowledges that the Borrower has tendered to RUS the amount of the fee that is required by the terms of the Final Maturity Extension Authority in connection with extending the final maturity of the outstanding principal balances of the Designated Advances.

3.     Conditions to Final Maturity Extension Election.

        The terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances if and when all of the following conditions shall have been satisfied:

        (a)   The Borrower shall have delivered to RUS a notice, in the form of notice attached hereto as Exhibit A, that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances (such notice being an "Election Notice"), which notice shall:

          (1)   identify the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election;

          (2)   specify the date on which the Borrower requests that the final maturity extension of the unpaid principal balances of the Designated Advances become effective, being also the date on which the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances (such date being the "Requested Effective Date"), which date:

            (A)  may be either (i) any day on which FFB and the Federal Reserve Bank of New York are both open for business (any such day being a "Business Day") occurring during the first 2 months of any calendar quarter, or (ii) the last day of any calendar quarter (the last day of each calendar quarter being a "Payment Date");

            (B)  shall not be earlier than 5 Business Days after FFB has delivered notice to RUS that this Agreement Amending Note has been accepted by FFB;

            (C)  shall not be earlier than the date of such Election Notice;

            (D)  shall not be earlier than 5 Business Days after the Borrower has delivered the Election Notice to RUS; and

            (E)  shall not be later than the first anniversary of the date of this Agreement Amending Note first above written.

        (b)   RUS shall have:

          (1)   determined that all limitations, conditions, and requirements of the Final Maturity Extension Authority have been satisfied; and

          (2)   completed processing the Borrower's Final Maturity Extension Election.

        (c)   FFB shall have received from RUS not less than 5 Business Days before the respective Requested Effective Date a notice, in the form of notice prescribed by FFB, that RUS has completed processing of the Borrower's Final Maturity Extension Election (any such notice being an "Election Processing Completion Notice").

        (d)   If (1) FFB has received from RUS an Election Processing Completion Notice with respect to the Designated Advances; and (2) FFB determines that the aggregate discounted present value to FFB of the Designated Advances will be less after the final maturity extension than the aggregate discounted present value to FFB of the Designated Advances before the final maturity extension, as of the Requested Effective Date, then RUS shall have tendered to FFB, on the respective Requested Effective Date, an amount equal to the reduction in the aggregate discounted present value of the Advances by an internal transfer of funds on the books of the United States Department of the Treasury. The aggregate discounted present value of the Designated Advances shall be calculated by FFB as of the close of business on the second Business Day before the Requested Effective Date using standard calculation methods of the United States Department of the Treasury, and the determination by FFB of the amount payable by RUS to FFB shall be final.

4.     Borrower's Agreement Regarding Election Processing Completion Notices.

        The Borrower hereby agrees that FFB, for its purposes, may consider any Election Processing Completion Notice delivered by RUS to FFB in accordance with Part I of this Agreement Amending Note to be an accurate representation that the Borrower has made a Final Maturity Extension Election with respect to the Designated Advances identified therein and evidence that RUS has completed processing that Final Maturity Extension Election.

5.     Final Maturity Extension Effective Date; Advances Governed by Part II.

        (a)   If an Election Processing Completion Notice is received by FFB at least 5 Business Days before the Requested Effective Date specified by the Borrower in the respective Election Notice, and all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on such Requested Effective Date (in such event, the Requested Effective Date being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

        (b)   If an Election Processing Completion Notice is not received by FFB at least 5 Business Days before the respective Requested Effective Date, but all of the other conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the final maturity extension shall become effective on the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice (in such event, the fifth Business Day after the day on which FFB receives such Election Processing Completion Notice being the "Final Maturity Extension Effective Date");

          (2)   the terms of Part II of this Agreement Amending Note shall begin to govern each of the Designated Advances from and after such Final Maturity Extension Effective Date; and

          (3)   a new level debt service payment schedule, established in accordance with the principles of paragraph 6 of Part II of this Agreement Amending Note, shall apply to the Designated Advances from and after such Final Maturity Extension Effective Date.

6.     Rescissions of Final Maturity Extension Elections.

        The Borrower may rescind a Final Maturity Extension Election made with respect to the Designated Advances only in accordance with the provisions of this paragraph 6. For a rescission of a Final Maturity Extension Election to be effective, both FFB and RUS must have received from the Borrower, not later than 3:30 p.m. (Washington, DC, time) 2 Business Days before the respective Requested Effective Date, a written notice specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election (which must be all of the Designated Advances specified in the related Election Notice). The written rescission notice may be delivered by facsimile transmission to FFB at (202) 622-0707, and to RUS at (202) 720-1401, or at such other facsimile number or numbers as FFB and RUS may from time to time communicate to the Borrower. In specifying the Designated Advances with respect to which the Borrower wishes to rescind a Final Maturity Extension Election, the Borrower must recite in the written rescission notice both the FFB advance identifier for each of the Designated Advances (as specified for such Designated Advance in Schedule I attached hereto) and the RUS account number for each of the Designated Advances.

7.     Amount Due on First Payment Date After Effective Date.

        For the Designated Advances with respect to which the Borrower makes a Final Maturity Extension Election:

        (a)   if the Borrower has specified in the related Election Notice a Business Day occurring during the first 2 months of any calendar quarter to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for the Designated Advances shall be an amount that is equal to a full quarterly payment that is due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

        (b)   if the Borrower has specified in the related Election Notice the first immediately following Payment Date to be the Requested Effective Date, and if all the conditions that apply to making such Final Maturity Extension Election have been satisfied, then:

          (1)   the amount that is due and payable on that Payment Date shall be an amount that is equal to a full quarterly payment that is due in accordance with the payment schedule that applied to such Designated Advance immediately before such Final Maturity Extension Effective Date; and

          (2)   the amount that is due and payable on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Designated Advance shall be an amount that is equal to a full quarterly payment that is due in accordance with the new payment schedule referred to in paragraph 5(b)(3) of Part I of this Agreement Amending Note.

8.
Application of Final Maturity Extension Authority Fee Paid by Borrower in event that Final Maturity Extension Does Not Become Effective.

        In the event that the conditions that apply to making a Final Maturity Extension Election for the Designated Advances are not satisfied for any reason, and the final maturity of the outstanding principal balances of the Designated Advances is not extended, then the fee paid by the Borrower to RUS pursuant to the Final Maturity Extension Authority for extending the final maturity of the Designated Advances shall be applied by RUS on the first Payment Date to occur thereafter toward the next payment due on the Designated Advances. No interest shall be earned or paid on the amount of the fee paid by the Borrower for the time that RUS holds the fee.

PART II

TERMS APPLICABLE TO EXTENDED ADVANCES

1.     Promise to Pay.

        FOR VALUE RECEIVED, the Borrower (which term includes any successors or assigns) promises to pay FFB (which term includes any successors or assigns) at the time, in the manner, and with interest at the rates hereinafter provided, the principal amount of the Designated Advances with respect to which the Borrower has made a Final Maturity Extension Election, as provided in paragraph 2 of Part I of this Agreement Amending Note (each Designated Advance with respect to which the Borrower has made a Final Maturity Extension Election being, from and after the Final Maturity Extension Effective Date for such Final Maturity Date Election, an "Extended Advance," and more than one such Outstanding Advance being "Extended Advances").

2.     Principal Amount of Extended Advances.

        The principal amount of each Extended Advance governed by this Part II shall be the unpaid principal balance of the respective Designated Advance, as determined by FFB as of the respective Final Maturity Extension Effective Date.

3.     New Final Maturity Date for Extended Advances.

        Each Extended Advance governed by this Part II shall mature on the date specified on page 1 of this Agreement Amending Note as the "New Final Maturity Date" (such date being the "New Final Maturity Date" for such Extended Advance).

4.     Interest Rate and Applicable Fee for Extended Advances; Computation of Interest.

        (a)   The interest rate applicable to each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance governed by this Part II shall be the same interest rate that was applicable and, if the Original Note is a refinancing note, the same fee that was applicable to the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

        (b)   Subject to paragraph 8 of this Part II, interest on each Extended Advance and, if the Original Note is a refinancing note, the fee applicable to each Extended Advance shall accrue and be computed in the same manner as interest and, if the Original Note is a refinancing note, the fee accrued and were computed on the respective Designated Advance before the Final Maturity Extension Effective Date as provided in the Existing Note.

5.     Payment of Interest and, if Applicable, Refinancing Note Fee.

        Interest accrued on the outstanding principal amount of each Extended Advance governed by this Part II and, if the Original Note is a refinancing note, the applicable fee accrued on the outstanding principal amount of each Extended Advance governed by this Part II shall be due and payable on each Payment Date, commencing on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance up through and including the New Final Maturity Date for such Extended Advance.

6.     Payment of Principal.

        The principal amount of each Extended Advance governed by this Part II shall be payable in accordance with the following provisions:

        (a)   Principal payments on each Extended Advance shall begin on the first Payment Date to occur after the Final Maturity Extension Effective Date for such Extended Advance and shall be made on each subsequent Payment Date until such Extended Advance is paid in full on or before the New Final Maturity Date.

        (b)   The amount of each quarterly payment of principal, interest, and, if the Original Note is a refinancing note, the applicable fee shall be newly computed as of the Final Maturity Extension Effective Date, so that the amount of each such quarterly payment consisting of a principal installment and accrued interest and, if the Original Note is a refinancing note, accrued applicable fee due and payable on the first Payment Date occurring immediately after the Final Maturity Extension Effective Date is substantially equal the amount of every other quarterly payment ("level debt service"). With respect to each Extended Advance, the newly computed level quarterly payments of principal, accrued interest, and, if the Original Note is a refinancing note, the applicable fee shall be paid on each Payment Date occurring after the Final Maturity Extension Effective Date, beginning with the first Payment Date occurring immediately after the Final Maturity Extension Effective Date for such Extended Advance and ending on the New Final Maturity Date.

        (c)   The aggregate of all quarterly payments on such Extended Advance shall be such as will pay the entire principal amount of such Extended Advance, and all interest and, if the Original Note is a refinancing note, the applicable fee accrued thereon, on or before the New Final Maturity Date.

7.     Business Days.

        (a)   Whenever any Payment Date or the New Final Maturity Date shall fall on a day that is not a Business Day, the payment that would otherwise be due on such Payment Date or the New Final Maturity Date, as the case may be, shall be due on the first Business Day thereafter.

        (b)   In the event that any Payment Date for any Extended Advance falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on such Payment Date shall be included in computing interest in connection with such payment and excluded in connection with the next payment.

        (c)   In the event that the New Final Maturity Date falls on a day other than a Business Day, then the extension of time for making the payment that would otherwise be due on the New Final Maturity Date shall be included in computing interest in connection with such payment.

8.     Late Charges.

        (a)   In the event that any payment of any amount owing on account of any Extended Advance governed by this Part II is not made when and as due (any such amount being then an "Overdue Amount"), then the amount payable shall be such Overdue Amount plus interest thereon (such interest being the "Late Charge") computed in accordance with this subparagraph (a).

          (1)   The Late Charge shall accrue from the scheduled date of payment for the Overdue Amount (taking into account paragraph 7 of this Part II) to the actual date on which payment is made.

          (2)   The Late Charge shall be computed on the basis of (A) actual days elapsed from (but not including) the scheduled date of payment for such Overdue Amount (taking into account paragraph 7 of this Part II) to (and including) the date on which payment is made, and (B) a year of 365 days (except in calendar years including February 29, when the basis shall be a 366-day year).

          (3)   The Late Charge shall accrue at a rate (the "Late Charge Rate") equal to one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week United States Treasury bills.

          (4)   The initial Late Charge Rate shall be in effect until the earlier to occur of either (a) the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made, or (B) the first Payment Date to occur after the scheduled date of payment for such Overdue Amount. In the event that the Overdue Amount and the amount of accrued Late Charge are not paid on or before the next such Payment Date, then the amount payable shall be the sum of the Overdue Amount and the amount of the accrued Late Charge, plus a Late Charge on such sum accruing at a new Late Charge Rate to be then determined in accordance with the principles of clause (3) of this subparagraph (a). For so long as any Overdue Amount remains unpaid, the Late Charge Rate shall be re-determined in accordance with the principles of clause (3) of this subparagraph (a) on each Payment Date to occur thereafter, and shall be applied to the Overdue Amount and all amounts of the accrued Late Charge to the date on which payment of the Overdue Amount and the amount of the accrued Late Charge is made.

        (b)   Nothing in subparagraph (a) of this paragraph 8 shall be construed as permitting or implying that the Borrower may, without the written consent of FFB, modify, extend, alter or affect in any manner whatsoever (except as explicitly provided herein) the right of FFB to receive any and all payments on account of all Extended Advances governed by this Part II on the dates specified in this Part II.

9.     Final Due Date.

        Notwithstanding anything in this Agreement Amending Note to the contrary, all amounts outstanding under this Agreement Amending Note on account of each Extended Advance governed by this Part II, which amounts remain unpaid as of the new Final Maturity Date, shall be due and payable on the new Final Maturity Date.

10.   Application of Payments.

        Each payment made on any Extended Advance governed by this Part II shall be applied first to the payment of any Late Charge payable under paragraph 8 of this Part II, then to the payment of any premium payable under paragraph 11 of this Part II, then to the payment of accrued interest and the applicable fee payable under paragraph 4 of this Part II, then on account of outstanding principal, and then to the payment of the fee payable under paragraph 2 of Part III of this Agreement Amending Note.

11.   Prepayment Privileges and Refinancing Privileges.

        The prepayment privileges applicable to each Extended Advance governed by this Part II shall be the same prepayment privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note. If the Existing Note included refinancing privileges applicable to the Designated Advances, the refinancing privileges applicable to each Extended Advance governed by this Part II shall be the same refinancing privileges applicable to the respective Designated Advance before the Final Maturity Extension Effective Date that were provided in the Existing Note.

PART III

GENERAL

1.     Payment by Electronic Funds Transfer.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, each payment on each Extended Advance shall be paid in immediately available funds by electronic funds transfer to the account of the United States Treasury (for credit to the subaccount of RUS) maintained at the Federal Reserve Bank of New York, or such other account as may be specified from time to time by FFB or by RUS, as loan servicing agent for FFB.

2.     Loan Servicing Expense Fee.

        For so long as FFB is the holder of the Existing Note, as amended by this Agreement Amending Note, and RUS is the loan servicing agent for FFB, the Borrower agrees to pay FFB an annual loan servicing expense fee, assessed by FFB pursuant to section 6(c) of the FFB Act, in the amount of one one-thousandth of one percent (0.00001) of the aggregate unpaid principal balance of all Extended Advances on December 31 of each year. The loan servicing expense fee for each year shall be due and payable by the Borrower on the March-31 Payment Date of the immediately following year, after taking into account any payment made on the December-31 Payment Date of the respective year.

3.     No Novation.

        This Agreement Amending Note shall not be deemed, construed, or interpreted for any purpose to be a novation of the Existing Note.

4.     Security Instrument; RUS as "Holder" of Agreement Amending Note for Purposes of the Security Instrument.

        This Agreement Amending Note shall be included as one of several notes entitled to the benefits and security of the particular security instrument or instruments specified on page 1 of this Agreement Amending Note (such security instrument or instruments, as it or they may have heretofore been, and as it or they may hereafter be, amended, supplemented, restated, or consolidated from time to time in accordance with its or their terms, being, collectively, the "Security Instrument"), whereby the Borrower pledged and granted a security interest in certain property of the Borrower, described therein, to secure the payment of and performance of certain obligations owed to REA, predecessor to RUS, or to RUS, as the case may be, as set forth in the Security Instrument. For purposes of the Security Instrument, RUS shall be considered to be, and shall have the rights, powers, privileges, and remedies of, the holder of this Agreement Amending Note.

5.     Existing Note Remains In Effect.

        Excepted as modified herein, the Existing Note shall remain in full force and effect until all amounts due and payable thereunder have been paid in full.

6.     RUS Guarantee Remains In Effect.

        Notwithstanding the modification to the Existing Note made by this Agreement Amending Note, the Administrator of RUS hereby confirms that the guarantee set forth at the end of the Existing Note, as modified herein, shall remain in full force and effect.

7.     Further Amendments to Existing Note and this Agreement Amending Note.

        To the extent not inconsistent with applicable law, the Existing Note and this Agreement Amending Note, for so long as FFB is the holder thereof, shall be subject to further modification by such additional amendments, extensions, and renewals as may be agreed upon from time to time by FFB and the Borrower, with the approval of RUS.

8.     Effective Date of this Agreement Amending Note.

        This Agreement Amending Note shall not become effective until it has been executed by all of the Borrower, FFB, and the Administrator of RUS. When this Agreement Amending Note has been so executed, it shall become effective as of the date first above written.

9.     Severability.

        Any provision of this Agreement Amending Note that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not of itself invalidate or render unenforceable such provision in any other jurisdiction.

10.   Headings.

        The descriptive headings of the various paragraphs and subparagraphs of this Agreement Amending Note were formulated and inserted for convenience only and shall not be deemed to affect the meaning or construction of the provisions hereof.

11.   Counterparts.

        This Agreement Amending Note may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute but one and the same instrument.

12.   Incorporation of Exhibits and Schedules.

        Schedule I attached hereto (a listing of the "Designated Advances") and Exhibit A attached hereto (the form of "Election Notice") collectively form an integral part of this Agreement Amending Note, and are incorporated herein by reference.

        IN WITNESS WHEREOF, the Borrower has caused this Agreement Amending Note to be signed in its corporate name and its corporate seal to be hereunder affixed and attested by its officers thereunto duly authorized, and FFB and the Administrator of RUS have each caused this Agreement Amending Note to be executed by their respective duly authorized officials.

SEAL:
OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
ATTEST:
By:		By:
Name:	Patricia N. Nash	Name:	Thomas A. Smith
Title:	Secretary	Title:	President and Chief Executive Officer
FEDERAL FINANCING BANK
By:
		Name:	Roger Kodat
		Title:	Vice President and Treasurer
UNITED STATES OF AMERICA, acting through the Administrator of the Rural Utilities Service
By:
Name:
Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        The Retained Indebtedness Note referred to herein, as amended by this Agreement Amending Note, is one of the Obligations referred to in the Indenture, dated as of March 1, 1997, by Oglethorpe Power Corporation (An Electric Membership Corporation), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation) to U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee.

U.S. BANK NATIONAL ASSOCIATION as Trustee
By:	Vice President

SCHEDULE I

DESIGNATED ADVANCES

SCHEDULE I

THE "DESIGNATED ADVANCES"

FFB Advance Identifier	RUS Account Number	Original Advance Date(1)	Principal Amount(2)	Current Final Maturity Date
0012 0196	H0740	09/29/83	$32,126,313.37	12/31/17
0012 0043	H0795	07/19/84	15,680,296.43	12/31/18
0012 0045	H0815	11/21/84	9,893,410.14	12/31/18
0012 0046	H0820	12/27/84	17,089,043.89	12/31/18
0012 0200	H0860	07/18/85	18,469,708.77	12/31/19
0012 0201	H0865	08/22/85	16,480,894.27	12/31/19
0012 0202	H0875	10/17/85	18,528,979.44	12/31/19
0012 0203	H0880	11/21/85	15,848,009.08	12/31/19
0012 0053	H0900	03/20/86	55,643,396.17	12/31/20
0012 0054	H0905	04/10/86	23,974,491.28	12/31/20
0012 0055	H0915	05/07/86	13,623,306.32	12/31/20
0012 0056	H0920	05/15/86	22,877,626.12	12/31/20
0012 0057	H0930	07/17/86	6,827,504.85	12/31/20
0012 0058	H0935	08/21/86	29,844,327.64	12/31/20
0012 0059	H1095	07/21/89	845,370.02	01/02/24

(1)
In the case of the "Original Note" being a refinancing note, the "Original Advance Date" for a Designated Advance should nevertheless be the date on which the respective Designated Advance was originally made, which will be a date earlier than the date of the refinancing note.

(2)
In the case of the "Original Note" being a refinancing note, the "Principal Amount" for a Designated Advance should be the principal balance of the respective Designated Advance as specified in the refinancing note. In all other cases, the "Principal Amount" should be the amount originally disbursed.

EXHIBIT A

FORM OF

ELECTION NOTICE

ELECTION NOTICE

NOTICE TO:

Administrator
Rural Utilities Service
United States Department of Agriculture
Room                         , South Agriculture Building
14th Street and Independence Avenue, SW
Washington, DC 20220

        Reference is made to the Agreement Amending Note dated as of                                      (the "Agreement Amending Note"), made by and among                         [Name of Borrower] (the "Borrower"), the Federal Financing Bank ("FFB"), and the Administrator of the Rural Utilities Service ("RUS").

        1.     Identification of advances respecting which the Borrower elect to extend the final maturity:

Under the terms of Part I of the Agreement Amending Note, the Borrower hereby notifies RUS that the Borrower wishes to make a "Final Maturity Extension Election" with respect to the following "Designated Advances":

RUS(1) NOTE NUMBER	RUS(1) ACCOUNT NUMBER	FFB(1) ADVANCE IDENTIFIER

        2.     Specification of date on which Borrower requests that the maturity extension become effective:

        The Borrower requests that the extension of the final maturity of the unpaid principal balance of each advance identified above become effective on                                    (the "Requested Effective Date").(2)

        3.     Certification as to authority of signatory:

        The undersigned does certify, as of the date of this Election Notice, that the authority of the undersigned to make, on behalf of the Borrower, the election contained in this Election Notice is valid and in full force and effect.

[Name of Borrower]
BY:
Signature:
Print Name:
Title:
Date:

NOTES

(1)
For each Designated Advance with respect to which the Borrower elects to extend the final maturity, the Borrower must identify the Designated Advance by referencing (a) the "RUS note number" assigned by RUS to the note under which the advance was made, (b) the "RUS account number" assigned by RUS to the Designated Advance, and (c) the "FFB advance identifier" assigned by FFB to the Designated Advance. The FFB advance identifier for each Designated Advance is indicated on Schedules I attached to the Agreement Amending Note.

(2)
The "Requested Effective Date" (a) may be any Business Day (i.e. any day on which both FFB and the Federal Reserve Bank of New York are open for business) occurring during the first 2 months of any calendar quarter, or (b) may be the last day of any calendar quarter, and (c) may not be earlier than the fifth Business Day after FFB has notified RUS that the Agreement Amending Note has been accepted by FFB.

Schedule 1

RECORDING INFORMATION
FOR
                                     COUNTY, GEORGIA

DOCUMENT	RECORDING INFORMATION	DATE OF RECORDING
Original Indenture
First Supplemental Indenture
Second Supplemental Indenture
Third Supplemental Indenture
Fourth Supplemental Indenture
Fifth Supplemental Indenture
Sixth Supplemental Indenture
Seventh Supplemental Indenture
Eighth Supplemental Indenture
Ninth Supplemental Indenture
Tenth Supplemental Indenture
Eleventh Supplemental Indenture
Twelfth Supplemental Indenture
Thirteenth Supplemental Indenture
Fourteenth Supplemental Indenture
Fifteenth Supplemental Indenture
Sixteenth Supplemental Indenture
Seventeenth Supplemental Indenture
Eighteenth Supplemental Indenture
Nineteenth Supplemental Indenture
Twentieth Supplemental Indenture
Twenty-First Supplemental Indenture
Twenty-Second Supplemental Indenture
Twenty-Third Supplemental Indenture
Twenty-Fourth Supplemental Indenture
Twenty-Fifth Supplemental Indenture
Twenty-Sixth Supplemental Indenture
Twenty-Seventh Supplemental Indenture
Twenty-Eighth Supplemental Indenture
Twenty-Ninth Supplemental Indenture
Thirtieth Supplemental Indenture

Thirty-First Supplemental Indenture
Thirty-Second Supplemental Indenture
Thirty-Third Supplemental Indenture
Thirty-Fourth Supplemental Indenture
Thirty-Fifth Supplemental Indenture
Thirty-Sixth Supplemental Indenture
Thirty-Seventh Supplemental Indenture

QuickLinks

PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES, COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR
FIRST MORTGAGE OBLIGATIONS
ARTICLE I THE AGREEMENTS AMENDING NOTES
ARTICLE II MISCELLANEOUS
Act of the Holder
Exhibit A
Exhibit B [Form of Agreement No. 1 Amending Note]
AGREEMENT AMENDING NOTE made as of , by and among
PART I
DESCRIPTION OF ORIGINAL NOTE; PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION
PART II TERMS APPLICABLE TO EXTENDED ADVANCES
PART III GENERAL
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
SCHEDULE I DESIGNATED ADVANCES
SCHEDULE I THE "DESIGNATED ADVANCES"
EXHIBIT A FORM OF ELECTION NOTICE
ELECTION NOTICE
NOTES
Exhibit C [Form of Agreement No. 2 Amending Note]
AGREEMENT AMENDING NOTE made as of , by and among
PART I
DESCRIPTION OF ORIGINAL NOTE; PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION
PART II TERMS APPLICABLE TO EXTENDED ADVANCES
PART III GENERAL
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
SCHEDULE I DESIGNATED ADVANCES
SCHEDULE I THE "DESIGNATED ADVANCES"
EXHIBIT A FORM OF ELECTION NOTICE
ELECTION NOTICE
NOTES
Exhibit D [Form of Agreement No. 3 Amending Note]
AGREEMENT AMENDING NOTE made as of , by and among
PART I
DESCRIPTION OF ORIGINAL NOTE; PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION
PART II TERMS APPLICABLE TO EXTENDED ADVANCES
PART III GENERAL
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
SCHEDULE I DESIGNATED ADVANCES
SCHEDULE I THE "DESIGNATED ADVANCES"
EXHIBIT A FORM OF ELECTION NOTICE
ELECTION NOTICE
NOTES
Exhibit E [Form of Agreement No. 4 Amending Note]
AGREEMENT AMENDING NOTE made as of , by and among
PART I
DESCRIPTION OF ORIGINAL NOTE; PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION
PART II TERMS APPLICABLE TO EXTENDED ADVANCES
PART III GENERAL
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
SCHEDULE I DESIGNATED ADVANCES
SCHEDULE I THE "DESIGNATED ADVANCES"
EXHIBIT A FORM OF ELECTION NOTICE
ELECTION NOTICE
NOTES
Exhibit F [Form of Agreement No. 5 Amending Note]
AGREEMENT AMENDING NOTE made as of , by and among
PART I
DESCRIPTION OF ORIGINAL NOTE; PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION
PART II TERMS APPLICABLE TO EXTENDED ADVANCES
PART III GENERAL
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
SCHEDULE I DESIGNATED ADVANCES
SCHEDULE I THE "DESIGNATED ADVANCES"
EXHIBIT A FORM OF ELECTION NOTICE
ELECTION NOTICE
NOTES
Exhibit G [Form of Agreement No. 6 Amending Note]
AGREEMENT AMENDING NOTE made as of , by and among
PART I
DESCRIPTION OF ORIGINAL NOTE; PROCEDURE FOR FINAL MATURITY DATE EXTENSION ELECTION
PART II TERMS APPLICABLE TO EXTENDED ADVANCES
PART III GENERAL
TRUSTEE'S CERTIFICATE OF AUTHENTICATION
SCHEDULE I DESIGNATED ADVANCES
SCHEDULE I THE "DESIGNATED ADVANCES"
EXHIBIT A FORM OF ELECTION NOTICE
ELECTION NOTICE
NOTES
Schedule 1